As filed with the U.S. Securities and Exchange Commission on April 21, 2021

1933 Act Registration No. 333-240020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No. ____
☑	Post-Effective Amendment No. 1
(Check appropriate box or boxes.)

ETF SERIES SOLUTIONS
(Exact name of registrant as specified in charter)

615 East Michigan Street,
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (414) 765-5586

Michael D. Barolsky, Vice President and Secretary
ETF Series Solutions
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

With Copies to:

W. John McGuire
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004-2541

Approximate Date of Proposed Public Offering:    As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended (the “1933 Act”) .

It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the 1933 Act.
This Post-Effective Amendment No. 1 to the Registrant`s Registration Statement on Form N-14, as amended, is being filed solely for the purposes of bringing the financial statements up to date under section 10(a)(3) of the 1933 Act and making non-material changes.
Title of Securities Being Offered: Shares of ISE Cyber Security ETF and ISE Mobile Payments ETF
No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

ETF SERIES SOLUTIONS

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement is comprised of the following:
Cover Sheet
Contents of Registration Statement
Letter to Shareholders
Notice of Joint Special Meeting of Shareholders
Questions and Answers
Part A – Combined Proxy Statement and Prospectus
Part B – Statement of Additional Information
Part C – Other Information
Signature Page
Form of Proxy Card
Exhibits

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

ETFMG Prime Cyber Security ETF
a series of ETF Managers Trust
30 Maple Street, 2nd Floor, Summit, New Jersey 07901
(877) 756-7873

into

ISE Cyber Security ETF
a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202
(800) 617-0004

and the Reorganization of

ETFMG Prime Mobile Payments ETF
a series of ETF Managers Trust
30 Maple Street, 2nd Floor, Summit, New Jersey 07901
(877) 756-7873

into

ISE Mobile Payments ETF
a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202
(800) 617-0004

April 21, 2021

ETFMG Prime Cyber Security ETF (HACK)
ETFMG Prime Mobile Payments ETF (IPAY)
each a series of ETF Managers Trust
30 Maple Street, 2nd Floor | Summit, New Jersey 07901
April 21, 2021
Dear Shareholder:
On behalf of the Board of Trustees of ETF Managers Trust, we invite you to the continuation of the Joint Special Meeting of Shareholders (the “Special Meeting”) of the ETFMG Prime Cyber Security ETF (ticker: HACK) and the ETFMG Prime Mobile Payments ETF (ticker: IPAY) ( together, the “Target Funds”), each a series of ETF Managers Trust. The Special Meeting was convened on October 9, 2020, adjourned to November 6, 2020, December 7, 2020, January 26, 2021, and March 23, 2021, and will be reconvened on May 28, 2021, at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 11:00 a.m. Eastern time.
We intend to hold the reconvened Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on the Fund’s website https://etfmg.com/, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the reconvened Special Meeting in the event that, as of May 28, 2021, in-person attendance at the reconvened Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus, at the reconvened Special Meeting, the shareholders of each Target Fund as of March 22, 2021 (the new record date) will be asked to consider and vote to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Target Funds into corresponding new funds (“ISE Cyber Security ETF” and “ISE Mobile Payments ETF”, collectively, the “Acquiring Funds”), which are newly created series of ETF Series Solutions (“ESS”) (the “Reorganization”). The proposed Reorganization is expected to result in a lower expense ratio for each Acquiring Fund when compared to the corresponding Target Fund’s expense ratio. Each Acquiring Fund will have an investment objective and strategies that continue the investment theme of the corresponding Target Fund, although the specific underlying index of each Acquiring Fund will be different than that of the corresponding Target Fund. The Acquiring Funds will be managed by Exchange Traded Concepts, LLC (“ETC”), whereas the Target Funds are managed by ETF Managers Group LLC (“ETFMG”). Additionally, the Reorganization will not result in any changes in service providers that execute the essential functions of administration, accounting, custody, and transfer agency.
The following table shows shares of the Acquiring Funds that will be issued to shareholders of the corresponding Target Funds, as well as the underlying index of each Acquiring Fund and Target Fund. The investment objectives of the Acquiring Funds will be to seek to track the total return, before fees and expenses, of the indexes listed below (together, the “ISE Indexes”). The ISE Indexes, which the Target Funds tracked prior to August 1, 2017, have the same investment theme as the Target Funds’ current underlying indexes and are owned and maintained by Nasdaq, Inc.

Target Fund and Underlying Index		Acquiring Fund and Underlying Index
ETFMG Prime Cyber Security ETF	à	ISE Cyber Security ETF
Prime Cyber Defense Index		ISE Cyber Security™ Index

ETFMG Prime Mobile Payments ETF	à	ISE Mobile Payments ETF
Prime Mobile Payments Index		ISE Mobile Payments™ Index
The Acquiring Funds were established solely for the purpose of acquiring the assets of the Target Funds and continuing the Target Funds’ business. Upon shareholder approval and effectiveness of the Plan, you will receive shares of the Acquiring Funds equivalent to the value of your Target Fund shares as of the closing date of the Reorganization in complete liquidation and dissolution of the Target Funds, and you will no longer be a shareholder of the Target Funds, but will become a shareholder of the Acquiring Funds. No sales loads, commissions, or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares. However, following the Reorganization and in connection with the proposed change of indexes, each Acquiring Fund will buy and sell securities as necessary to track its new underlying index. While each Acquiring Fund will be reimbursed for any commissions associated with these transactions, there may be additional indirect costs, such as market impact costs, associated with such transactions, which will be borne by the Acquiring Funds and, indirectly, their shareholders. See “Will I incur any direct or indirect fees or expenses as a result of the Reorganization?” in the attached “Questions and Answers” for additional information.
Additional information about the Acquiring Funds is included in Appendix D of the Combined Proxy Statement and Prospectus and in the Statement of Additional Information related to the Combined Proxy Statement and Prospectus.
YOUR VOTE IS IMPORTANT.
The Board of Trustees of ETF Managers Trust believes that the proposed Reorganization is in the best interest of the Target Funds’ shareholders and recommends that you vote “FOR” the approval of the Plan to authorize the Reorganization with respect to the Target Funds.
You can vote in one of four ways:
•By mail with the enclosed proxy card;
•By internet through the website listed in the proxy voting instructions;
•By automated touchtone using the toll-free number listed in the proxy voting instructions; or
• In person at the continuation of the Special Meeting on May 28, 2021.
If you have not previously submitted a valid proxy card or authorized a proxy to vote your shares or have revoked your initial proxy (e.g., you have not voted or you revoked your initial proxy) or you have become a new shareholder since July 10, 2020 (the original record date for the Special Meeting) and you do not expect to attend the reconvened Special Meeting in person, we encourage you to vote by completing and submitting your proxy card or voting by telephone or through the Internet. However, you do not need to take any action if you were a Target Fund shareholder as of July 10, 2020 (the original record date of the Special Meeting) and March 22, 2021 (the new record date of the Special Meeting), have not changed brokerage accounts and previously submitted a valid proxy card or authorized a proxy in connection with the Special Meeting (and have not revoked your proxy). Your previous proxy will remain effective as to the number of shares you held on the new record date. If you desire to change your vote, you may vote again, which has the effect of revoking your prior proxy.
Thank you for your consideration of this important proposal. Your vote is extremely important, so please read the enclosed Combined Proxy Statement and Prospectus carefully and submit your vote. If you have any questions about the proposal, please call our proxy solicitor, Di Costa Partners LLC at (833) 288-9334.
Your vote is very important to us. Thank you for your response.
Respectfully,

Matthew Bromberg Assistant Secretary ETF Managers Trust

ETFMG Prime Cyber Security ETF
ETFMG Prime Mobile Payments ETF
each a series of ETF Managers Trust
30 Maple Street, 2nd Floor | Summit, New Jersey 07901

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE RECONVENED ON MAY 28, 2021

To the Shareholders of the ETFMG Prime Cyber Security ETF and the ETFMG Prime Mobile Payments ETF:
NOTICE IS HEREBY GIVEN that the Joint Special Meeting of Shareholders (the “Special Meeting”) of the ETFMG Prime Cyber Security ETF and the ETFMG Prime Mobile Payments ETF (together, the “Target Funds”), each a series of ETF Managers Trust will be reconvened on May 28, 2021, at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 11:00 a.m. Eastern time. The Special Meeting was convened on October 9, 2020, adjourned to November 6, 2020, and then again to December 7, 2020, January 26, 2021, and March 23, 2021, and will be reconvened on May 28, 2021.
We intend to hold the reconvened Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on the Fund’s website https://etfmg.com/, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the reconvened Special Meeting in the event that, as of May 28, 2021, in-person attendance at the reconvened Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
At the Special Meeting, you and the other shareholders of each Target Fund will be asked to consider and vote to approve the Agreement and Plan of Reorganization (the “Plan”) approved by the ETF Managers Trust Board of Trustees, which provides for the reorganization (the “Reorganization”) of the Target Funds, each a series of ETF Managers Trust, into the ISE Cyber Security ETF and the ISE Mobile Payments ETF, respectively, each a newly created series of ETF Series Solutions. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Funds on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules. The approval of each Target Fund’s Reorganization is not contingent upon the approval of the other Target Fund’s Reorganization.
Those present and the appointed proxies also will transact such other business, if any, as may properly come before the reconvened Special Meeting or any adjournments or postponements thereof.
Holders of record of the shares of beneficial interest in the Target Funds as of the close of business on March 22, 2021 (the new record date) are entitled to vote at the reconvened Special Meeting or any adjournments or postponements thereof.
If you have not previously submitted a valid proxy card or authorized a proxy to vote your shares or have revoked your initial proxy (e.g., you have not voted or you revoked your initial proxy) or you have become a new shareholder since July 10, 2020 (the original record date for the Special Meeting) and you do not expect to attend the reconvened Special Meeting in person, we encourage you to vote by completing and submitting your proxy card or voting by telephone or through the Internet. However, you do not need to take any action if you were a Target Fund shareholder as of July 10, 2020 (the original record date of the Special Meeting) and March 22, 2021 (the new record date of the Special Meeting), have not changed brokerage accounts and previously submitted a valid proxy card or authorized a proxy in connection with the Special Meeting (and have not revoked your proxy). Your previous proxy will remain effective as to the number of shares you held on the new record date. If you desire to change your vote, you may vote again, which has the effect of revoking your prior proxy.
If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the reconvened Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the chairman of the Special Meeting may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.

This Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus are available on the internet at https://etfmg.com/, or by calling (toll-free) (833) 288-9334. On this webpage, you also will be able to access each Target Fund’s Prospectus, each Acquiring Fund’s Prospectus, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.
By order of the Board of Trustees of ETF Managers Trust,

Matthew Bromberg Assistant Secretary ETF Managers Trust
April 21, 2021

HOW TO VOTE YOUR SHARES

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the Target Funds the necessity of further solicitations to ensure a quorum at the reconvened Special Meeting. You may cast your vote by mail, by the internet, or by automated touchtone as set forth below:
•Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.
The options below are available 24 hours a day / 7 days a week.
•Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
•Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you have any questions regarding the proposal, the proxy card, or need assistance voting your shares, please contact the Target Funds’ proxy solicitor, Di Costa Partners LLC, at (833) 288-9334. If the Target Funds do not receive your voting instructions after our original mailing, you may be contacted by Di Costa Partners LLC, ETF Managers Trust, ETF Managers Group, LLC, Exchange Traded Concepts, LLC, or any of their affiliates, in any case, to remind you to vote.
If you can attend the reconvened Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting in person at the reconvened Special Meeting. We intend to hold the reconvened Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://etfmg.com/, and we encourage you to check this website prior to the Special Meeting if you plan to attend.

ETFMG Prime Cyber Security ETF (HACK)
ETFMG Prime Mobile Payments ETF (IPAY)
each a series of ETF Managers Trust
30 Maple Street, 2nd Floor | Summit, New Jersey 07901

QUESTIONS AND ANSWERS
Question: What is this document and why did you send it to me?
Answer: The attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) is a proxy statement for the ETFMG Prime Cyber Security ETF and the ETFMG Prime Mobile Payments ETF (each, a “Target Fund”, and together, the “Target Funds”), each a series of ETF Managers Trust, and a joint prospectus for the shares of the ISE Cyber Security ETF and the ISE Mobile Payments ETF (each, an “Acquiring Fund”, and together, the “Acquiring Funds”) (each of the Target Funds and the Acquiring Funds, a “Fund”, and together, the “Funds”), each a newly created series of ETF Series Solutions (“ESS”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”). The purposes of the Proxy Statement are to (1) solicit votes from shareholders of each Target Fund to approve the proposed reorganization of that Target Fund into the corresponding Acquiring Fund (the “Reorganization”), as described in the Agreement and Plan of Reorganization between ETF Managers Trust and ESS (the “Plan”), a copy of which is attached to the Proxy Statement as Appendix A, and (2) provide information regarding the shares of the Acquiring Funds. Approval of a Target Fund’s shareholders is required to proceed with the Reorganization. If the shareholders of a Target Fund do not approve the proposal, then the Reorganization will not be implemented with respect to that Target Fund and the Board of Trustees of ETF Managers Trust (the “Board”) will consider what further actions to take.
The Proxy Statement contains information that you should know before voting on the Reorganization, including additional information about the Acquiring Funds in Appendix D and the Statement of Additional Information related to the Proxy Statement. The Proxy Statement should be retained for future reference.
Question: How does the ETF Managers Trust Board of Trustees recommend that I vote?
Answer: After careful consideration, the Board recommends that shareholders vote “FOR” the Plan.
Question: What is the purpose of the Reorganization?
Answer: The primary purpose of the Reorganization is for each Acquiring Fund to acquire the assets of its corresponding Target Fund and continue the business of the Target Fund. ETF Managers Group LLC (“ETFMG”), the investment adviser to the Target Funds, has informed the Target Funds of its intention to resign as the Target Funds’ investment adviser. As a result, the Board members then serving who were not “interested persons” of ETF Managers Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), conducted an independent evaluation of potential new investment advisers to organize and manage funds that would acquire the Target Funds. This independent process and due diligence culminated in the selection of Exchange Traded Concepts, LLC (“ETC”) and the Acquiring Funds, series of ESS. ETC is an ETF provider sponsoring, advising, or sub-advising 38 ETFs with over $7.2 billion in assets under management as of February 28, 2021. If the Reorganization is approved by a Target Fund’s shareholders, ETC will serve as the investment adviser for the Acquiring Fund. The Reorganization will allow ETC to continue implementing the Target Funds’ thematic investment strategies. Additionally, shareholders of each Target Fund will benefit from a decrease in their fund management fees immediately after the Reorganization.
Question: How will the Reorganization work?
Answer: As part of the Reorganization, new series of ESS, referred to as the “Acquiring Funds,” with similar investment policies and strategies as the Target Funds, have been created. The Acquiring Funds are newly organized and have no assets or liabilities. If a Target Fund’s shareholders approve the Plan, such Target Fund will transfer all of its assets to the corresponding Acquiring Fund in return for shares of such Acquiring Fund and such Acquiring Fund’s assumption of the Target Fund’s liabilities. Existing shareholders of the Target Fund will become shareholders of the Acquiring Fund and, immediately after the Reorganization, each shareholder will hold shares of the Acquiring Fund with a value equal to the aggregate net asset value of the Target Fund shares that the shareholder held immediately prior to the Reorganization. Subsequently, the Target Funds will be liquidated and terminated.
Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Target Funds at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization is expected to be effective on or about June 28, 2021 .

Question: Will I become an Acquiring Fund shareholder as a result of the Reorganization?
Answer: Yes, you will become a shareholder of the applicable Acquiring Fund and will no longer be a shareholder of the applicable Target Fund. You will receive shares of the applicable Acquiring Fund with a value equal to the aggregate net asset value of your shares of the applicable Target Fund held immediately prior to the Reorganization.
Question: Will the investment themes of the Target Funds change as a result of the Reorganization?
Answer: No, the Acquiring Funds seek to track indexes (the “ISE Indexes”) with the same investment themes as the indexes that the Target Funds currently track. Moreover, the Target Funds also sought to track the ISE Indexes from each Target Fund’s inception until August 1, 2017 when the Target Funds began tracking the indexes that they currently track. While the specific constituents and the weight of constituents will differ between the ISE Indexes and the indexes currently tracked by the Target Funds, the ISE Indexes have the same investment themes as the indexes that the Target Funds currently track. The ISE Indexes are owned and maintained by Nasdaq, Inc., while the indexes that the Target Funds currently track are owned by Prime Indexes.
Question: Who will manage the Acquiring Funds?
Answer: The Reorganization will shift management responsibility from ETFMG to ETC, the investment adviser of the Acquiring Funds. ETC is an SEC-registered investment adviser formed in 2009 and is led by its Chief Executive Officer, J. Garrett Stevens. ETF Managers Trust and the Target Funds are not affiliated with ETC, ESS, or the Acquiring Funds.
Question: Will there be changes to the Board of Trustees and service providers for the Acquiring Funds?
Answer: ETF Managers Trust and ESS have different Boards of Trustees, distributors, legal counsel, and independent registered public accounting firms, as set forth in the table below; however, ETF Managers Trust and ESS have the same administrator, fund accountant, transfer agent, and custodian.

	Target Funds	Acquiring Funds
Administrator and Fund Accounting Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	ETFMG Financial, LLC	Quasar Distributors, LLC
Independent Registered Public Accounting Firm	WithumSmith + Brown, PC	Cohen & Company, Ltd.
Legal Counsel	Sullivan & Worcester LLP	Morgan, Lewis & Bockius LLP
Question: Will the Reorganization affect the ongoing fees and expenses I pay as a shareholder of the Target Funds?
Answer: The ongoing fees and expenses you pay as a shareholder of the Target Funds are expected to decline after you become a shareholder of the Acquiring Funds. Each Fund operates under a unitary fee contract structure whereby each Fund pays for its investment advisory and administrative services under what is essentially an “all-in” fee arrangement. The management fee and total annual fund operating expenses for the ETFMG Prime Cyber Security ETF is 0.60% per annum of the Fund’s average daily net assets; the management fee and estimated total annual fund operating expenses for the ISE Cyber Security ETF will be 0.59% per annum of the Fund’s average daily net assets. The management fee and total annual fund operating expenses for the ETFMG Prime Mobile Payments ETF is 0.75% per annum of the Fund’s average daily net assets; the management fee and estimated total annual fund operating expenses for the ISE Mobile Payments ETF will be 0.73% per annum of the Fund’s average daily net assets.
The Funds have each adopted a Rule 12b-1 Distribution and Service Plan under which the applicable Fund may bear a Rule 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently expected to be paid by the Acquiring Funds, and the Board of Trustees of ESS has not approved the commencement of any payments under the plan. Similarly, no such fee is currently being paid by the Target Funds, and the Board of the Target Funds has not approved the commencement of any payments under the plan.
Question: Will I own the same number of shares of the Acquiring Funds as I currently own of the Target Funds?
Answer: Although the number of shares of the Acquiring Funds you receive may differ from the number of shares of the Target Funds that you hold, in exchange for your shares of the Target Funds, you will receive shares of the Acquiring Funds equal in value to the net asset value of your shares of the Target Funds immediately prior to the Reorganization.

Question: Will the Reorganization result in any taxes?
Answer: The Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended. In general, the Target Funds will not recognize any gain or loss as a direct result of the transfer of all of their assets and liabilities in exchange for shares of the Acquiring Funds or as a result of their liquidation and termination, and shareholders of the Target Funds will not recognize any gain or loss upon receipt of shares of the Acquiring Funds in connection with the Reorganization. Shareholders of the Target Funds should consult their own tax advisers regarding the federal, state, local, and other tax treatment and implications of the Reorganization in light of their individual circumstances.
Question: Will my basis change as a result of the Reorganization?
Answer: No, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares that you receive in the Reorganization will be the same as the basis of the Target Fund shares that you held immediately before the Reorganization.
Question: Will I incur any direct or indirect fees or expenses as a result of the Reorganization?
Answer: No commission or other direct transactional fees will be imposed on shareholders in connection with the Reorganization. However, following the Reorganization and in connection with the proposed change of indexes, each Acquiring Fund will buy and sell securities as necessary to track its new underlying index. While each Acquiring Fund will be reimbursed for any commissions associated with these transactions, there may be additional indirect costs, such as market impact costs, associated with such transactions, which will be borne by the Acquiring Funds and, indirectly, their shareholders.
Question: Why do I need to vote?
Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.
Question : Did I already vote on this?
Answer : You may have. Holders of record on July 10, 2020 have already received a Proxy Statement and proxy card relating to the Plan.
Approval of the Plan requires the affirmative vote of the lesser of: (a) 67% of the applicable Target Fund’s shares present at the Special Meeting, if the holders of more than 50% of such Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of such Target Fund’s outstanding shares. However, only 30.33% of the shares outstanding of the ETFMG Prime Cyber Security ETF and 26.64% of the shares outstanding of the ETFMG Prime Mobile Payments ETF on the original record date voted on the proposal. Of those shares that voted on the proposal, approximately 92.69% and 94.22%, respectively, voted “FOR” the proposal. Without the required vote to approve the Plan, the October 9, 2020 Special Meeting was adjourned to November 6, 2020, and then again to each of December 7, 2020, January 26, 2021, and March 23, 2021.
The Board considered whether to reconvene the Special Meeting and continue to solicit shareholders to vote on the Plan or to take other action. For the reasons set out above and given the high percentage of shares that voted in favor of the proposals, the Board determined that it remains in the best interest of each Target Fund to approve the Plan, recognizing that the Special Meeting must be reconvened and that the continuation of the solicitation of shareholders would be required. In connection with this solicitation, the Board authorized the Secretary of the Trust to establish a new record date and to determine a date and time to reconvene the Special Meeting. Pursuant to such delegated authority, the Secretary of the Trust set a new record date of March 22, 2021 and determined that the Special Meeting be reconvened on May 28, 2021, at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 11:00 a.m. Eastern time.
Question : What happens to my prior proxy? If I already voted, do I need to vote again?
Answer : If you already submitted a valid proxy card or authorized a proxy in connection with the Special Meeting, and have not changed brokerage accounts or revoked your proxy, then your proxy will remain effective for the shares you held on March 22, 2021 (the new record date). Consequently, you do not need to vote again. However, if you changed brokerage accounts or revoked your proxy, then you need to vote again. In addition, if you desire to change your vote, you may vote again, which has the effect of revoking your prior proxy.

Question: Who is paying expenses related to the Special Meeting and the Reorganization?
Answer: ETFMG and Nasdaq, Inc. will bear all direct expenses relating to the Reorganization, including the costs relating to the Special Meeting and Proxy Statement.
Question: Will the Reorganization affect my ability to buy and sell shares?
Answer: No. You may continue to make additional purchases or sales of Target Fund shares through your financial intermediary up to and including the day of the Reorganization, which is anticipated to be on or about June 28, 2021 . Any purchases or sales of Target Fund shares made after the Reorganization will be purchases or sales of the Acquiring Funds. If the Reorganization is approved, your shares of the Target Funds will automatically be converted to shares of the Acquiring Funds.
Question: What will happen if the Plan is not approved by shareholders?
Answer: If shareholders of the Target Funds do not approve the Plan, then the Target Funds will not be reorganized into the Acquiring Funds and the Board will consider what further actions to take with respect to the Target Funds. In such event, the Target Funds will continue to operate and ETFMG will continue to serve as investment adviser to the Target Funds while the Board considers other alternatives in the best interest of each Target Fund’s shareholders. The approval of each Target Fund’s Reorganization is not contingent upon the approval of the other Target Fund’s Reorganization. Therefore, if the shareholders of one Target Fund approve the Plan, but shareholders of the other Target Fund have not approved the Plan, the Target Fund having received shareholder approval of the Plan may be reorganized into the applicable Acquiring Fund while shareholders of the other Target Fund may be solicited further.
Question: How do I vote my shares?
Answer: You can vote your shares as indicated under “HOW TO VOTE YOUR SHARES” which immediately precedes this Question and Answers section.
Question: Who do I call if I have questions?
Answer : If you have any questions regarding the proposals or the proxy card, or need assistance voting your shares, please call the Target Funds’ proxy solicitor, Di Costa Partners LLC, toll-free at (833) 288-9334.

COMBINED PROXY STATEMENT AND PROSPECTUS
April 21, 2021
For the Reorganization of

ETFMG Prime Cyber Security ETF a series of ETF Managers Trust 30 Maple Street, 2nd Floor, Summit, New Jersey 07901 (877) 756-7873	ETFMG Prime Mobile Payments ETF a series of ETF Managers Trust 30 Maple Street, 2nd Floor, Summit, New Jersey 07901 (877) 756-7873
into	into
ISE Cyber Security ETF a series of ETF Series Solutions 615 East Michigan Street, Milwaukee, Wisconsin 53202 (800) 617-0004	ISE Mobile Payments ETF a series of ETF Series Solutions 615 East Michigan Street, Milwaukee, Wisconsin 53202 (800) 617-0004
Shares of the ISE Cyber Security ETF and ISE Mobile Payments ETF are or will be listed on The Nasdaq Stock Market LLC

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of ETF Managers Trust for use when the Joint Special Meeting of Shareholders (the “Special Meeting”) of the ETFMG Prime Cyber Security ETF and the ETFMG Prime Mobile Payments ETF, each a series of ETF Managers Trust (each, a “Target Fund”, and together, the “Target Funds”), is reconvened at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on May 28, 2021, at 11:00 a.m. Eastern time. The Special Meeting was convened on October 9, 2020, adjourned to November 6, 2020, and then again to December 7, 2020, January 26, 2021, and March 23, 2021, and will be reconvened on May 28, 2021. At the reconvened Special Meeting, shareholders of the Target Funds will be asked to consider and vote upon the following proposal:

Proposal	Funds Voting on Proposal Separately

To approve the Agreement and Plan of Reorganization
(the “Plan”) approved by the Board of Trustees of ETF Managers Trust, which provides for the reorganization of the Target Funds into the corresponding acquiring funds (together, the “Acquiring Funds”), each a newly created series of ETF Series Solutions (“ESS”) (the “Reorganization”).	ETFMG Prime Cyber Security ETF ETFMG Prime Mobile Payments ETF
After careful consideration, the Board recommends that shareholders vote “FOR” the proposal.
The Plan provides that all of the assets of the Target Funds will be transferred to the Acquiring Funds in exchange for shares of beneficial interest (“shares”) of the Acquiring Funds and the Acquiring Funds’ assumption of the Target Funds’ liabilities. If shareholders of a Target Fund vote to approve the Plan, shareholders of the Target Fund will receive shares of the corresponding Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Fund held immediately prior to the Reorganization in complete liquidation and termination of the Target Fund. The table below shows the Target Funds and corresponding Acquiring Funds.

Target Funds (each a series of ETF Managers Group)		Acquiring Funds (each a series of ESS)
ETFMG Prime Cyber Security ETF (the “Target Cyber Security Fund”)	à	ISE Cyber Security ETF (the “Acquiring Cyber Security Fund”)
ETFMG Prime Mobile Payments ETF (the “Target Mobile Payments Fund”)	à	ISE Mobile Payments ETF (the “Acquiring Mobile Payments Fund”)
Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. This Proxy Statement sets forth concisely the basic information you should know before voting on the proposal. You should read it and keep it for future reference.

The following documents containing additional information about the Target Funds and the Acquiring Funds, each having been filed with the SEC, are incorporated by reference into (legally considered to be part of) this Proxy Statement:
• the Statement of Additional Information dated April 21, 2021, relating to this Proxy Statement (the “Proxy Statement SAI”);
• the Prospectus of the Target Funds, dated January 29, 2021 , as amended and supplemented (the “Target Funds’ Prospectus”) (File Nos. 333-182274 and 811-22310);
• the Statement of Additional Information of the Target Funds, dated January 29, 2021 , as amended and supplemented (the “Target Funds’ SAI”) (File Nos. 333-182274 and 811-22310); and
• the Annual Report for the Target Funds for the fiscal year ended September 30, 2020 (the “Target Funds’ Annual Report”) (File No. 811-22310).
This Proxy Statement will be mailed on or about April 28, 2021 to shareholders of record of the Target Funds as of March 22, 2021.
The Target Funds’ Prospectus and the Target Funds’ Annual Report have previously been delivered to shareholders of the Target Funds. Additional information about the Acquiring Funds that will be included in the Acquiring Funds’ Prospectus, when available, is included in Appendix D to this Proxy Statement. The Acquiring Funds are newly-organized and currently have no assets or liabilities. The Acquiring Funds have been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Target Funds and will not commence operations until the date of the Reorganization.
Copies of the Proxy Statement, Proxy Statement SAI, and any of the foregoing documents relating to the Target Funds are available upon request and without charge by writing the Target Funds’ distributor, ETFMG Financial LLC, 30 Maple Street, 2nd Floor, Summit, New Jersey 07901, by visiting the Target Funds’ website at www.etfmg.com, or by calling 1-844-383-6477. Copies of documents relating to the Acquiring Funds, when available, may be obtained upon request and without charge by writing to the Acquiring Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201- 0701 , by calling (toll-free) at (800) 617-0004 or visiting www.iseetfs.com.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target Funds or the Acquiring Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
OVERVIEW OF THE PROPOSED REORGANIZATION
The Board of Trustees of ETF Managers Trust recommends that shareholders of the Target Funds approve the Plan, pursuant to which the Target Funds will reorganize into the Acquiring Funds and each Target Fund shareholder will become a shareholder of the corresponding Acquiring Fund. A copy of the Plan is attached to this Proxy Statement as Appendix A . At a meeting held on June 29, 2020, the Board, as it was comprised on such date, including the Trustee who was not an “interested person,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustee”), considered the Reorganization. Based upon the Board’s evaluation of the terms of the Plan and other relevant information presented to the Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the Board, including the Independent Trustee at the meeting, determined that the Reorganization is in the best interests of each of the Target Funds and their shareholders. See the section entitled “Board Considerations” for a summary of the factors considered and conclusions drawn by the Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.
As part of the Reorganization, new series of ESS, referred to as the “Acquiring Funds,” with similar investment policies and strategies as the Target Funds, have been created. The Acquiring Funds seek to track the indexes that the Target Funds tracked prior to August 1, 2017 (the “ISE Indexes”). While the specific constituents and the weight of constituents will differ between the ISE Indexes and the indexes currently tracked by the Target Funds, the ISE Indexes have the same investment themes as the indexes that the Target Funds currently track. If the shareholders of the Target Funds approve the Plan, the Reorganization will have these primary steps:
•All of the assets of the Target Funds will be transferred to the Acquiring Funds in exchange for shares of the Acquiring Funds and the Acquiring Funds’ assumption of the Target Funds’ liabilities;
•Immediately after the transfer of the Target Funds’ assets as provided for in the Plan, the Target Funds will distribute shares of the Acquiring Funds received by the Target Funds pro rata to their shareholders in redemption of the outstanding shares of the Target Funds;
•Each Acquiring Fund will buy and sell securities as necessary to track the appropriate ISE Index; and
•The Target Funds will be liquidated and terminated.
Approval of the Plan will constitute approval of the transfer of the Target Funds’ assets to the Acquiring Funds, the assumption of the Target Funds’ liabilities by the Acquiring Funds, the distribution of the Acquiring Fund shares to Target Fund shareholders, the turnover of the applicable portion of each Acquiring Fund’s portfolio, and the liquidation and termination of the Target Funds. Shares of the Acquiring Funds issued in connection with the Reorganization will have an aggregate NAV equal to the aggregate value of the assets that the Target Funds transferred to the Acquiring Funds, less the Target Funds’ liabilities that the Acquiring Funds assume. As a result of the Reorganization, existing shareholders of the Target Fund will become shareholders of the Acquiring Funds. Shareholders of the Target Funds will receive shares of the Acquiring Funds with a value equal to the aggregate NAV of their shares of the Target Funds held immediately prior to the Reorganization. No commissions or other transaction fees will be charged to the Target Funds’ shareholders in connection with the Reorganization. However, it is possible that there will be indirect costs associated with the transition to the ISE Indexes following the Reorganization that will be borne by the Acquiring Funds and their shareholders. The Acquiring Funds’ portfolio managers will seek to mitigate any such costs.
For U.S. federal income tax purposes, the Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). In general, the Target Funds will not recognize any gain or loss as a result of the transfer of all of their assets and liabilities in exchange for shares of the Acquiring Funds or as a result of their liquidation and termination, and shareholders of the Target Funds will not recognize any gain or loss upon receipt of shares of the Acquiring Funds in connection with the Reorganization. ETF Managers Trust and ESS will receive an opinion from tax counsel to ESS confirming such tax treatment.

EFFECT OF THE REORGANIZATION
The primary purpose of the Reorganization is for each Acquiring Fund to acquire the assets of its corresponding Target Fund and continue the business of the Target Fund. Certain basic information about the Target Funds and Acquiring Funds is provided in the table below.

	Target Cyber Security Fund	Acquiring Cyber Security Fund
Identity of Fund	ETFMG Prime Cyber Security ETF, a series of ETF Managers Trust (an open-end management investment company registered with the SEC)	ISE Cyber Security ETF, a series of ETF Series Solutions (an open-end management investment company registered with the SEC)
Underlying Index	Prime Cyber Defense Index	ISE Cyber Security™ Index
Index Provider	Prime Indexes	Nasdaq, Inc.
Management Fee	0.60% per annum	0.59% per annum
Listing Exchange	NYSE Arca, Inc. (“NYSE Arca”)	The Nasdaq Stock Market LLC (“NASDAQ”)
Ticker Symbol	HACK	Same
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Same
Diversification Status	Diversified	Non-diversified

	Target Mobile Payments Fund	Acquiring Mobile Payments Fund
Identity of Fund	ETFMG Prime Mobile Payments ETF, a series of ETF Managers Trust (an open-end management investment company registered with the SEC)	ISE Mobile Payments ETF, a series of ETF Series Solutions (an open-end management investment company registered with the SEC)
Underlying Index	Prime Mobile Payments Index	ISE Mobile Payments™ Index
Index Provider	Prime Indexes	Nasdaq, Inc.
Management Fee	0.75% per annum	0.73% per annum
Listing Exchange	NYSE Arca	NASDAQ
Ticker Symbol	IPAY	Same
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Same
Diversification Status	Non-diversified	Same
The Reorganization will shift management responsibility for the Target Funds from ETFMG to Exchange Traded Concepts, LLC (“ETC”) as investment adviser of the Acquiring Funds. Neither ETF Managers Trust nor ETFMG is affiliated with ESS or ETC.
The Acquiring Funds are each non-diversified for purposes of the 1940 Act. The Target Cyber Security Fund is diversified for purposes of the 1940 Act, and the Target Mobile Payments Fund is non-diversified for purposes of the 1940 Act.
The Reorganization will result in a reduction in the management fee currently paid by the Target Funds.
The Target Cyber Security Fund pays ETFMG a unitary management fee on a monthly basis at the annual rate of 0.60% of the Target Cyber Security Fund’s average daily net assets, while the unitary management fee that the Acquiring Cyber Security Fund will pay to ETC will be 0.59% of the its average daily net assets. The Target Mobile Payments Fund pays ETFMG a unitary management fee on a monthly basis at the annual rate of 0.75% of the Target Mobile Payments Fund’s average daily net assets, while the unitary management fee that the Acquiring Mobile Payments Fund will pay to ETC will be 0.73% of its average daily net assets. Under the Target Funds’ advisory agreement, ETFMG pays all expenses incurred by the Target Funds except for the fee paid to ETFMG pursuant to such advisory agreement, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by ETF Managers Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Acquiring Funds’ advisory agreement, ETC pays all expenses incurred by the Acquiring Funds except for the fee paid to ETC pursuant to such advisory agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by ESS under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
The Target Funds and the Acquiring Funds have each adopted a Rule 12b-1 Distribution and Service Plan (each a “12b-1 Plan”) under which the Target Funds and the Acquiring Funds may bear a Rule 12b-1 fee not to exceed 0.25% per annum of the applicable Fund’s average daily net assets. However, no such fee is currently expected to be paid by the Acquiring Funds, and the Board of Trustees of ESS has not approved the commencement of any payments under the 12b-1 Plan. Similarly, no such fee is currently being paid by the Target Funds, and the Board has not approved the commencement of any payments under the 12b-1 Plan.
The total expense ratio of each Acquiring Fund is expected to be less than that of the corresponding Target Fund. The total annual fund operating expenses for the shares of the Target Cyber Security Fund are 0.60% of its average daily net assets, while the projected total annual fund operating expenses for the shares of the Acquiring Cyber Security Fund are 0.59% of its average daily net assets. The total annual fund operating expenses for the shares of the Target Mobile Payments Fund are 0.75% of its average daily net assets, while the projected total annual fund operating expenses for the shares of the Acquiring Mobile Payments Fund are 0.73% of its average daily net assets.
Shareholders will continue to be able to make additional purchases or sales of the Target Fund shares through their financial intermediary up to and including the day of the Reorganization. If the Reorganization is approved, the Target Fund shares will automatically be converted to the Acquiring Fund shares.
SUMMARY COMPARISON OF THE FUNDS
Fees and Expenses of the Funds
Cyber Security Funds
The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target Cyber Security Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Cyber Security Fund after giving effect to the Reorganization. Expenses for the Target Cyber Security Fund are based on operating expenses of the Target Cyber Security Fund for the fiscal year ended September 30, 2020 . Expenses for the Acquiring Cyber Security Fund are pro forma operating expenses of the Acquiring Cyber Security Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target Cyber Security Fund Shares	Acquiring Cyber Security Fund Shares (pro forma)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.59%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.60%	0.59%

Example
The Example below is intended to help you compare the cost of investing in shares of the Target Cyber Security Fund with the cost of investing in shares of the Acquiring Cyber Security Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring Cyber Security Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Cyber Security Fund shares	$61	$192	$335	$750
Acquiring Cyber Security Fund shares – (pro forma)	$60	$189	$329	$738
Mobile Payments Funds
The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target Mobile Payments Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Mobile Payments Fund after giving effect to the Reorganization. Expenses for the Target Mobile Payments Fund are based on operating expenses of the Target Mobile Payments Fund for the fiscal year ended September 30, 2020 . Expenses for the Acquiring Mobile Payments Fund are pro forma operating expenses of the Acquiring Mobile Payments Fund for the same period, assuming the Reorganization had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Target Mobile Payments Fund Shares	Acquiring Mobile Payments Fund Shares (pro forma)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.73%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.75%	0.73%
Example
The Example below is intended to help you compare the cost of investing in shares of the Target Mobile Payments Fund with the cost of investing in shares of the Acquiring Mobile Payments Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring Mobile Payments Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Mobile Payments Fund shares	$77	$240	$417	$930
Acquiring Mobile Payments Fund shares – (pro forma)	$75	$233	$406	$906

Fund Performance
The following performance information indicates some of the risks of investing in the Funds. The Acquiring Funds will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Funds will adopt the performance history of the Target Funds.
Target Cyber Security Fund
The bar chart shows the Target Cyber Security Fund’s performance for the calendar years ended December 31. The table illustrates how the Target Cyber Security Fund’s average annual returns for the 1-year, 5-year, and since inception periods compared with a broad measure of market performance and the indexes tracked by the Fund during the applicable period. The Target Cyber Security Fund’s past performance, before and after taxes, does not necessarily indicate how it or the Acquiring Cyber Security Fund will perform in the future, particularly given that the Target Cyber Security Fund has tracked a different index since August 1, 2017. Updated performance information is also available on the Target Cyber Security Fund’s website at www.etfmg.com or by calling the Target Cyber Security Fund toll free at (877) 756-7873.
Calendar Year Total Returns as of December 31,
During the period of time shown in the bar chart, the Target Cyber Security Fund’s highest quarterly return was 23.97% for the quarter ended June 30, 2020 and the lowest quarterly return was -19.81% for the quarter ended September 30, 2015. The calendar year-to-date total return of the Target Fund as of March 31, 2021 was -4.86%.

Average Annual Total Returns for the Periods Ended December 31, 2020

Target Cyber Security Fund	1 Year	5 Years	Since Inception (11/11/2014)
Return Before Taxes	40.83%	18.03%	15.18%
Return After Taxes on Distributions	40.18%	17.84%	15.03%
Return After Taxes on Distributions and Sale of Shares	24.27%	14.58%	12.34%
ISE Cyber Security™ Index / Prime Cyber Defense Index(1) (reflects no deduction for fees, expenses, or taxes)	40.86%	18.34%	15.64%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	12.71%
(1) Reflects the performance of the ISE Cyber Security TM  Index from November 11, 2014 through July 31, 2017 and the Prime Cyber Defense Index from August 1, 2017 through the period ended December 31, 2020, and thereafter through the closing date of the Reorganization.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Target Mobile Payments Funds
The bar chart shows the Target Mobile Payments Fund’s performance for the calendar years ended December 31. The table illustrates how the Target Mobile Payments Fund’s average annual returns for the 1-year , 5-year, and since inception periods compared with a broad measure of market performance and the indexes tracked by the Fund during the applicable period. The Target Mobile Payments Fund’s past performance, before and after taxes, does not necessarily indicate how it or the Acquiring Mobile Payments Fund will perform in the future, particularly given that the Target Mobile Payments Fund has tracked a different index since August 1, 2017. Updated performance information is also available on the Target Mobile Payments Fund’s website at www.etfmg.com or by calling the Target Mobile Payments Fund toll free at (877) 756-7873.
Calendar Year Total Returns as of December 31,
During the period of time shown in the bar chart, the Target Mobile Payments Fund’s highest quarterly return was 31.11% for the quarter ended June 30, 2020 and the lowest quarterly return was -24.61% for the quarter ended March 31, 2020. The calendar year-to-date total return of the Target Fund as of March 31, 2021 was 0.01%.

Average Annual Total Returns for the Periods Ended December 31, 2020

Target Mobile Payments Fund	1 Year	5 Years	Since Inception (7/15/2015)
Return Before Taxes	34.01%	22.38%	19.90%
Return After Taxes on Distributions	34.01%	22.30%	19.83%
Return After Taxes on Distributions and Sale of Shares	20.14%	18.39%	16.36%
ISE Mobile Payments™ Index / Prime Mobile Payments Index (1) (reflects no deduction for fees, expenses, or taxes)	34.96%	23.10%	20.64%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.42%
(1) Reflects the performance of the ISE Mobile Payments Index from July 15, 2015 through July 31, 2017 and the Prime Mobile Payments Index from August 1, 2017 through the period ended December 31, 2020, and thereafter through the closing date of the Reorganization.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as an IRA or other tax-advantaged accounts.

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. Because the Acquiring Funds are newly organized, no portfolio turnover data is available. For the fiscal year ended September 30, 2020, the Target Cyber Security Fund’s portfolio turnover rate was 33% of the average value of its portfolio and the Target Mobile Payment Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Because the Acquiring Funds will track underlying indexes immediately following the Reorganization that are different than the indexes currently being tracked by the Target Funds, each Acquiring Fund will buy and sell securities as necessary to track the applicable ISE Index. While each Fund will be reimbursed for any commissions associated with these transactions, there may be additional indirect costs, such as market impact costs, associated with such transactions, which will be borne by the Acquiring Funds and, indirectly, their shareholders.
Principal Investment Objectives, Strategies, and Policies
The Target Funds and the Acquiring Funds have similar investment objectives and strategies, which are presented in the table below.
The Acquiring Funds have been created as new series of ESS solely for the purpose of acquiring the Target Funds’ assets and continuing their business and will not conduct any investment operations until after the closing of the Reorganization. Because the Acquiring Funds’ investment objectives and strategies are similar to those of the Target Funds, if the Reorganization is approved, all of the Target Funds’ portfolio holdings will be transferred to the Acquiring Funds, and ETC anticipates purchasing (or receiving in-kind in exchange for the issuance of creation orders) or selling (or delivering in-kind to satisfy redemption orders) securities of the Acquiring Funds as necessary to replicate the holdings of the applicable ISE Index. As of January 15, 2021, 87% of the weight of the ISE Cyber Security Index was comprised of companies included in the Prime Cyber Defense Index, and 90% of the weight of the ISE Mobile Payments Index was comprised of companies included in the Prime Mobile Payments Index. Based on the composition of each of the ISE Indexes and the indexes that the Target Funds currently track as of January 15, 2021, approximately 25% of the assets of the Target Cyber Security Fund and 41% of the assets of the Target Mobile Payments Fund are expected to be sold following the Reorganization to reposition the applicable Fund’s assets.

Target Cyber Security Fund	Acquiring Cyber Security Fund
Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Cyber Defense Index (the “Index”).	The Fund seeks to track the total return, before fees and expenses, of the ISE Cyber Security™ Index (the “Index”).
The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.	Same
Principal Investment Strategies
The Fund uses a “passive” or indexing approach to try to achieve its investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.	The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index.

Target Cyber Security Fund	Acquiring Cyber Security Fund
The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the ETC believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index). Additionally, the Fund may invest in securities or other investments not included in the Index, but which ETC believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

The Index tracks the performance of the exchange-listed equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies across the globe that (i) engage in providing cyber defense applications or services as a vital component of its overall business (“Cyber Defense Architecture Providers”) or (ii) provide hardware or software for cyber defense activities as a vital component of its overall business (“Cyber Defense Application Providers”). Cyber defense refers to products (hardware/software) and services designed to protect computer hardware, software, networks and data from unauthorized access, vulnerabilities, attacks and other security breaches. The categories of Cyber Defense Architecture Providers and Cyber Defense Application Providers are referred to herein as “sectors”.	The Index tracks the performance of the common stock (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies across the globe (i) that are a direct service provider (hardware/software developer) for cyber security and for which cyber security business activities are a key driver of the business (“Infrastructure Providers”) or (ii) whose business model is defined by its role in providing cyber security services and for which cyber security business activities are a key driver of the business (“Service Providers”). Cyber security refers to products (hardware/software) and services designed to protect computer hardware, software, networks and data from unauthorized access, vulnerabilities, attacks and other security breaches. The securities of each company in the Index must also be listed on a securities exchange. The categories of Infrastructure Providers and Service Providers are referred to herein as “sectors”.
Companies in the Cyber Defense Architecture Providers and Cyber Defense Application Providers sectors are identified by Prime Indexes (the “Index Provider”), an independent index provider that is not affiliated with the Fund’s investment adviser. The Index Provider utilizes issuer financial statements and other public filings and reports, as well as third-party industry research, reports, and analyses, to identify Cyber Defense Architecture Providers and Cyber Defense Application Providers around the world that meet the Index’s criteria for inclusion.

The Index Provider may exclude companies that meet the criteria for inclusion in the Index or include companies that do not meet such criteria if it determines that including or excluding them would be contrary to the objective of the Index (e.g., their inclusion would negatively affect the investibility of the Index, the company’s economic fortunes are predominantly driven by a business not related to cybersecurity, the company is expected to meet the inclusion criteria in the immediate future and plays an important role in the cybersecurity industry).
The identification and classification of companies in the Infrastructure Providers or Service Providers sectors is determined based on proprietary quantitative and qualitative research and analysis conducted by Nasdaq, Inc., the “Index Provider”. The Index Provider uses a variety of publicly available resources for such analysis, including financial statements and other reports published by issuers to determine whether a company is actively engaged in the Infrastructure Providers or Service Providers sector.

Target Cyber Security Fund	Acquiring Cyber Security Fund
The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the two Thursdays before the second Friday of each March, June, September, and December (or the next business day if this is a non-business day) (the “Selection Day”). Component changes are made after the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day. The Index is developed and owned by the Index Provider, and the Index is calculated and maintained by Solactive AG. The Index Provider is independent of Solactive AG, the Fund, and the Fund’s investment adviser.	The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. Component changes are made effective after the market close on the third Friday of March, June, September, and December.

The Index is owned, calculated, and maintained by the Index Provider, which is independent of the Fund and Exchange Traded Concepts, LLC, the Fund’s investment adviser (the “Adviser” or “ETC”). The Index Provider may make adjustments to the constituents or their weights in the Index in between scheduled rebalances and reconstitutions of the Index as the Index Provider deems appropriate to ensure the integrity of the Index.
Companies meeting the sector criteria are screened as of the Selection Day for investibility (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $100 million at the time of selection, and an operating company structure (as opposed to a pass-through security). The Index Provider may include companies in the Index with a market capitalization within 5% of the above threshold as of the Selection Date to account for short term fluctuations in market capitalization resulting from changes in a security’s price.

Companies in the Infrastructure Providers or Service Providers sectors are screened for investibility (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum float market capitalization of US$100 million, a minimum three-month average daily dollar trading volume of US$1 million, and an operating company structure (as opposed to a pass-through security). Securities must have been listed for at least 90 calendar days to be eligible for inclusion in the Index.

The Index’s exposure to each sector is based on the cumulative market capitalization of index components within the sector relative to the combined market capitalization of both sectors. Each company within a sector is equally weighted at the time of each rebalance of the Index, subject to the adjustments described below.	The Index’s exposure to each sector is based on the cumulative market capitalization of Index components within such sector relative to the combined market capitalization of both sectors. Each company within a sector is equally weighted at the time of each rebalance and reconstitution of the Index. In addition, constituent weights are reduced as applicable based on their liquidity and the portion of a constituent’s market capitalization that would be theoretically owned by the Index. Constituents whose weight is reduced as a result of such liquidity or ownership thresholds will have their excess weight reallocated equally to the remaining constituents.
The cumulative weight of all constituents with an individual weight of 5% or greater may not in the aggregate account for more than 50% of the weight of the Index as of the Selection Day. Additionally, Index constituents with a market capitalization of less than US $600 million as of the Selection Day will have their weight reduced by 30–35% depending on their specific market capitalization, and constituents with a three-month average daily value traded (“ADTV”) of less than US $2.5 million as of the Selection Day will have their weight reduced by 15–55% depending on their specific ADTV (collectively, the “Liquidity Requirements”). The weight of any individual Index constituent whose weight is reduced due to the Liquidity Requirements will be redistributed pro rata among all other Index constituents whose weights have not been reduced due to the Liquidity Requirements based on the ADTV of such constituents. Additionally, each Index constituent whose weight is reduced due to the Liquidity Requirements will have a maximum weight of 4.5%, and any excess weight above 4.5% will be redistributed pro rata among all other Index constituents based on their weight (after any reductions due to the Liquidity Requirements).	At the time of each rebalance and reconstitution of the Index, exposure to each constituent is capped at 20%, and the cumulative weight of all components with an individual weight of 5% or greater is capped at 50% of the weight of the Index. Weightings are generally assigned only at the time of each rebalance and reconstitution of the Index, but may be adjusted in between such dates if a company’s weight exceeds 20% of the Index.
As of January 15, 2021 the Index had 58 constituents, 19 of which were foreign companies, and the three largest stocks and their weightings in the Index were Cisco Systems Inc. (3.07%), FireEye, Inc. (2.98%), and Tenable Holdings, Inc. (2.93%).	As of January 15, 2021 the Index had 59 constituents, 14 of which were non-U.S. companies, and the three largest stocks and their weightings in the Index were Blackberry Ltd. (2.96%), FireEye, Inc. (2.64%), and Mitek Systems, Inc. (2.57%).
The Fund invests at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s adviser believes such investments should help the Fund’s overall portfolio track the Index.	Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Cyber Security Companies.

Target Cyber Security Fund	Acquiring Cyber Security Fund
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.	Same
The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated. As of January 15, 2021, the Index was concentrated in companies in the software and services industries group.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Index, and consequently the Fund, is expected to be concentrated in Cyber Security Companies. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Target Mobile Payments Fund	Acquiring Mobile Payments Fund
Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Mobile Payments Index (the “Index”).	The Fund seeks to track the total return, before fees and expenses, of the ISE Mobile Payments™ Index (the “Index”).
The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.	Same
Investment Strategies
The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.	The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index.
The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when ETC believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index). Additionally, the Fund may invest in securities or other investments not included in the Index, but which ETC believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

Target Mobile Payments Fund	Acquiring Mobile Payments Fund
The Index tracks the performance of the exchange-listed equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies across the globe that (i) engage in providing payment processing services or applications, (ii) provide payment solutions, (iii) build or provide payment industry architecture, infrastructure or software, or (iv) provide services as a credit card network (collectively, “Mobile Payment Companies”).

Mobile Payment Companies are identified by Prime Indexes (the “Index Provider”), an independent index provider that is not affiliated with the Fund’s investment adviser. The Index Provider utilizes issuer financial statements and other public filings and reports, as well as third-party industry research, reports, and analyses, to identify Mobile Payment Companies around the world that meet the Index’s criteria for inclusion.
The Index tracks the performance of the exchange-listed common stock (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies across the globe that derive all or a material proportion of their revenues from payments-related products and/or services and whose principal business activity is classified (a “Classification”) within one of the following groups (collectively, “Mobile Payments Companies”):

Card Networks: companies that provide services for controlling where cards are accepted and to facilitate transactions between merchants and card issuers;

Infrastructure & Software: companies that provide hardware or software services for transacting payments across various channels, such as point-of-sale, mobile, and online;

Processors: companies that handle front end and back end transactions and processing from various channels, such as credit cards, debit cards, or point-of-sale payments; or

Solutions: companies that provide products and services for accepting payments by a variety of payment methods.

The identification and classification of Mobile Payments Companies is determined based on proprietary quantitative and qualitative research and analysis conducted by Nasdaq, Inc., the “Index Provider”. The Index Provider uses a variety of publicly available resources for such analysis, including financial statements and other reports published by issuers to determine whether a company is actively engaged as a Mobile Payments Company.

Mobile Payment Companies are then screened for investibility (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $500 million for new component companies and $100 million for existing component companies, and an operating company structure (as opposed to a pass-through security).
Same
The Index Provider may exclude companies that meet the criteria for inclusion in the Index or include companies that do not meet such criteria if it determines that including or excluding them would be contrary to the objective of the Index (e.g., their inclusion would negatively affect the investibility of the Index, the company’s economic fortunes are predominantly driven by a business not related to that of a Mobile Payments Company, the company is expected to meet the inclusion criteria in the immediate future and plays an important role in the mobile payments industry).
Not applicable.
The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the two Thursdays before the second Friday of each March, June, September, and December (or the next business day if this is a non-business day) (the “Selection Day”). Component changes are made after the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day.	The Index has a semi-annual review in April and October of each year at which times the Index is reconstituted and rebalanced by the Index Provider. Component changes are made effective after the close of trading on the third Friday of April and October.
The Index is developed and owned by the Index Provider, and the Index is calculated and maintained by Solactive AG. The Index Provider is independent of Solactive AG, the Fund, and the Fund’s investment adviser.	The Index is owned, calculated, and maintained by the Index Provider, which is independent of the Fund and Exchange Traded Concepts, LLC, the Fund’s investment adviser (the “Adviser” or “ETC”). The Index Provider may make adjustments to the constituents or their weights in the Index in between scheduled rebalances and reconstitutions of the Index as the Index Provider deems appropriate to ensure the integrity of the Index.

Target Mobile Payments Fund	Acquiring Mobile Payments Fund
The Index constituents are weighted according to a modified market capitalization weighting methodology. Constituent weightings are “modified” in that each constituent weighting is capped at 6% of the Index and the cumulative weight of all constituents with an individual weight of 5% or greater may not in the aggregate account for more than 50% of the weight of the Index as of the Selection Day. In addition, constituents with a market capitalization of less than US $1 billion as of the Selection Day will have their weight reduced by 55–85% depending on their specific market capitalization. The weight of any individual Index constituent whose weight is reduced due to the above-described limits will be redistributed equally among all other Index constituents whose weights are not in excess of such limits.
The Index constituents are weighted according to a modified linear-based capitalization-weighted methodology, meaning that the largest Index constituent by market capitalization will receive a weighting equal to the number of constituents multiplied by the weighting of the smallest constituent by market capitalization (e.g., in an index with 30 constituents, the top weighted constituent’s weighting will be 30 times greater than the weighting of the lowest weighted constituent). Constituent weightings are “modified” in that each constituent weighting is capped at 15% of the Index and the cumulative weight of all constituents with an individual weight of 5% or greater may not in the aggregate account for more than 50% of the weight of the Index, regardless of this linear scheme. In addition, constituents are subject to liquidity screenings before the weightings are finalized. Constituents whose weight is reduced as a result of such cap or liquidity screening will have their excess weight reallocated to constituents with the same Classification. The resulting linear weight distribution prevents a few large component stocks from dominating the Index while allowing smaller companies to adequately influence Index performance.

As of January 15, 2021, the Index had 43 constituents, 20 of which were foreign companies, and the three largest stocks and their weightings in the Index were PayPal Holdings Inc. (6.44%), Square Inc. (6.38%), and American Express Company (5.71%).	As of January 15, 2021 the Index had 23 constituents, two of which were non-U.S. companies, and the three largest stocks and their weightings in the Index were PayPal Holdings Inc. (7.50%), American Express, Inc. (6.79%), and Visa Inc. - Class A (6.51%).
The Fund invests at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s adviser believes such investments should help the Fund’s overall portfolio track the Index.	Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Mobile Payments Companies.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.	Same
The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated. As of January 15, 2021, the Index was concentrated in companies in the information technology services industry.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Index, and consequently the Fund, is expected to be concentrated in Mobile Payments Companies. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Principal Risks
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares (the “Shares”) may be affected by its investment objective, principal investment strategies, and particular risk factors. The principal risks of investing in the Funds are discussed below. However, other factors may also affect each Fund’s NAV. There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.
The principal risks of investing in the Funds are substantially similar, as their investment objectives are similar and the investment strategies of the Funds are similar. Because the Target Funds and Acquiring Funds have similar investment objectives and similar principal investment strategies, with differences in the language of the disclosure existing primarily based on the different approaches to such disclosure taken by ETF Managers Trust and ESS, they are subject to similar principal risks.
The principal risks of investing in the Funds are set forth below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives.
Principal Risks of the Target Cyber Security Fund & the Acquiring Cyber Security Fund

Target Cyber Security Fund	Acquiring Cyber Security Fund
Concentration Risk: The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

Cyber Security Companies Risk: Companies in the cyber security field, including companies in the Cyber Defense Architecture Providers and Cyber Defense Application Providers sectors, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Cyber security companies may have limited product lines, markets, financial resources or personnel. The products of cyber security companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the cyber security field are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Same, except the reference to companies in the CyberSecurity Architecture Providers and CyberSecurity Application Providers sectors is replaced with a reference to companies in the Infrastructure Providers and Service Providers sectors.

Target Cyber Security Fund	Acquiring Cyber Security Fund
Equity Market Risk: The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.
Same, adding the following:

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
ETF Risks:
Absence of an Active Market Risk: Although the Fund’s shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.
See ETF Risks — Trading below.
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), none of which are obligated to engage in creation and/or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be a significantly diminished trading market for Fund shares and shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. The risks associated with limited APs may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Same
Costs of Buying or Selling Shares Risk: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by the applicable broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.
Same

Target Cyber Security Fund	Acquiring Cyber Security Fund
Fluctuation of NAV Risk: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares.

Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund (“Shares”) may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Market Trading Risk: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.
See ETF Risks — Shares May Trade at Prices Other Than NAV above and ETF Risks — Trading below.
Trading Issues Risk: Although Fund shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for such shares will be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and Authorized Participants may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading. Although Shares are listed for trading on The Nasdaq Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

Foreign Investment Risk: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks.	The Acquiring Cyber Security Fund does not include this as a separate risk disclosure.
Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Currency Exchange Rate Risk. The Fund invests a significant portion of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Target Cyber Security Fund	Acquiring Cyber Security Fund
Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Depositary Receipt Risk. Depositary Receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary Receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in Depositary Receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the Depositary Receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

Emerging Markets Securities Risk: The Fund’s investments may expose the Fund’s portfolio to the risks of investing in emerging markets. Investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.
See Foreign Securities Risk below.
Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. Several foreign countries in which the Fund invests have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.
See Foreign Securities Risk above.

Target Cyber Security Fund	Acquiring Cyber Security Fund
Privatization Risk: Several foreign countries in which the Fund invests have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.	See Foreign Securities Risk above.
Index Provider Risk: The Target Cyber Security Fund does not include this as a separate risk disclosure.
Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.

Management Risk: While the Fund is not actively managed, the Fund is subject to the risks associated with decisions made by the Fund’s investment adviser if the Fund utilizes a representative sampling strategy or to the extent the Fund’s investment adviser makes decisions regarding the investment of collateral from securities on loan.
The Acquiring Cyber Security Fund does not include this as a separate risk disclosure.
Models and Data Risk: The Index relies heavily on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions by the Index made in reliance thereon expose the Fund to potential risks as the Fund tracks the Index.
Not applicable.
Natural Disaster/Epidemic Risk: Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
See Equity Market Risk above.
Non-Diversification Risk: Not applicable.
Non-Diversification Risk: The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Target Cyber Security Fund	Acquiring Cyber Security Fund
Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Passive Investment Risk. The Fund is not actively managed, and the Adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.
The Acquiring Cyber Security Fund does not include this as a separate risk disclosure.
Rule 144A Securities Risk: Rule 144A securities are restricted securities that can be purchased only by “qualified institutional buyers,” as defined under the Securities Act. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. As such, investing in Rule 144A securities may reduce the liquidity of the Fund’s investments, and the Fund may be unable to sell the security at the desired time or price, if at all. The purchase price and subsequent valuation of Rule 144A securities normally reflect a discount, which may be significant, from the market price of comparable unrestricted securities for which a liquid trading market exists. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.
Not applicable
Securities Lending Risk: The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.
Same
Smaller Companies Risk: The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Smaller Companies Risk. The equity securities of smaller companies have historically been subject to greater investment risk than securities of larger companies. The prices of equity securities of smaller companies tend to be more volatile and less liquid than the prices of equity securities of larger companies.

Target Cyber Security Fund	Acquiring Cyber Security Fund
Tax Risk: To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Tax Risk. To qualify for the favorable tax treatment generally available to a regulated investment company (“RIC”), the Fund must satisfy, among other requirements described in the SAI, certain diversification requirements. Given the concentration of the Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to replicate or represent the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC for a tax year, and the relief provisions are not available, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

Technology Companies Risk: Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
See Cyber Security Companies Risk above.
Tracking Error Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Target Cyber Security Fund	Acquiring Cyber Security Fund
Valuation Risk: The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Same
Principal Risks of the Target Mobile Payments Fund & the Acquiring Mobile Payments Fund

Target Mobile Payments Fund	Acquiring Mobile Payments Fund
Concentration Risk: The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

Equity Market Risk: The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.
Same, adding the following:

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
ETF Risks:
Absence of an Active Market Risk: Although the Fund’s shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.
See ETF Risks — Trading below.

Target Mobile Payments Fund	Acquiring Mobile Payments Fund
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), none of which are obligated to engage in creation and/or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be a significantly diminished trading market for Fund shares and shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. The risks associated with limited APs may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Same
Costs of Buying or Selling Shares Risk: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by the applicable broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.
Same
Fluctuation of NAV Risk: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares.

Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund (“Shares”) may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Market Trading Risk: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.
See ETF Risks — Shares May Trade at Prices Other Than NAV above and ETF Risks — Trading below.

Target Mobile Payments Fund	Acquiring Mobile Payments Fund
Trading Issues Risk: Although Fund shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for such shares will be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and Authorized Participants may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading. Although Shares are listed for trading on The Nasdaq Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

Foreign Investment Risk: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks.	The Acquiring Mobile Payments does not include this as a separate risk disclosure.
Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Currency Exchange Rate Risk. The Fund may invest a significant portion of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Depositary Receipt Risk. Depositary Receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary Receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in Depositary Receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the Depositary Receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

Emerging Markets Securities Risk: The Fund’s investments may expose the Fund’s portfolio to the risks of investing in emerging markets. Investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets.
Not applicable.

Target Mobile Payments Fund	Acquiring Mobile Payments Fund
Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.
See Foreign Securities Risk below.
Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. Several foreign countries in which the Fund invests have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.
See Foreign Securities Risk above.
Privatization Risk: Several foreign countries in which the Fund invests have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.	See Foreign Securities Risk above.
Index Provider Risk: The Target Cyber Security Fund does not include this as a separate risk disclosure.
Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.

Management Risk: While the Fund is not actively managed, the Fund is subject to the risks associated with decisions made by the Fund’s investment adviser if the Fund utilizes a representative sampling strategy or to the extent the Fund’s investment adviser makes decisions regarding the investment of collateral from securities on loan.
The Acquiring Mobile Payments Fund does not include this as a separate risk disclosure.

Target Mobile Payments Fund	Acquiring Mobile Payments Fund
Mobile Payment Companies Risk: Mobile Payment Companies face intense competition, both domestically and internationally, and are subject to increasing regulatory constraints, particularly with respect to fees, competition and anti-trust matters, cybersecurity and privacy. Mobile Payment Companies may be highly dependent on their ability to enter into agreements with merchants and other third parties to utilize a particular payment method, system, software or service, and such agreements may be subject to increased regulatory scrutiny. Additionally, certain Mobile Payment Companies have recently faced increased costs related to class-action litigation challenging such agreements. Such factors may adversely affect the profitability and value of such companies.
Same
Models and Data Risk: The Index relies heavily on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions by the Index made in reliance thereon expose the Fund to potential risks as the Fund tracks the Index.
Not applicable.
Natural Disaster/Epidemic Risk: Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
See Equity Market Risk above.
Non-Diversification Risk: Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.
Same
Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Passive Investment Risk. The Fund is not actively managed, and the Adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology.

Target Mobile Payments Fund	Acquiring Mobile Payments Fund
Rule 144A Securities Risk: Rule 144A securities are restricted securities that can be purchased only by “qualified institutional buyers,” as defined under the Securities Act. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. As such, investing in Rule 144A securities may reduce the liquidity of the Fund’s investments, and the Fund may be unable to sell the security at the desired time or price, if at all. The purchase price and subsequent valuation of Rule 144A securities normally reflect a discount, which may be significant, from the market price of comparable unrestricted securities for which a liquid trading market exists. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.
Not applicable.
Securities Lending Risk: The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.
Same
Smaller Companies Risk: The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Smaller Companies Risk. The equity securities of smaller companies have historically been subject to greater investment risk than securities of larger companies. The prices of equity securities of smaller companies tend to be more volatile and less liquid than the prices of equity securities of larger companies.

Target Mobile Payments Fund	Acquiring Mobile Payments Fund
Tax Risk: To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Tax Risk. To qualify for the favorable tax treatment generally available to a regulated investment company (“RIC”), the Fund must satisfy, among other requirements described in the SAI, certain diversification requirements. Given the concentration of the Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to replicate or represent the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC for a tax year, and the relief provisions are not available, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

Technology Companies Risk: Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
See Mobile Payment Companies Risk above.
Tracking Error Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Target Mobile Payments Fund	Acquiring Mobile Payments Fund
Valuation Risk: The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Same
Funds’ Investment Limitations
The investment restrictions adopted by the Target Funds and the Acquiring Funds as fundamental investment restrictions (i.e., cannot be changed by either Fund’s Board of Trustees without affirmative shareholder approval) are materially identical, except that the Target Cyber Security Fund has a fundamental investment restriction with respect to its classification as a “diversified” fund under the 1940 Act. Pursuant to such restriction, the Target Cyber Security Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies). The Acquiring Cyber Security Fund is classified as “non-diversified” under the 1940 Act and is not subject to the above restriction.
The Target Funds’ fundamental investment restrictions, as well as the Target Funds’ interpretations of those restrictions, are summarized under the section entitled “Investment Restrictions” in the Target Funds’ SAI, which is incorporated by reference into this Proxy Statement. The Acquiring Funds’ fundamental investment restrictions, as well as the Acquiring Funds’ interpretations of those restrictions, are described in the Proxy Statement SAI.
A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund. A non-fundamental limitation may be changed by a Fund’s Board of Trustees without shareholder approval.
Portfolio Holdings Information
Information about the Target Funds’ daily portfolio holdings is available at www.etfmg.com. A complete description of the Target Funds’ policies and procedures with respect to the disclosure of the Target Funds’ portfolio holdings is available in the Target Funds’ SAI, which is incorporated by reference into this Proxy Statement. Information about the Acquiring Funds’ daily portfolio holdings will be available at www.iseetfs.com. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Acquiring Funds’ policies and procedures with respect to the disclosure of the Acquiring Funds’ portfolio holdings is included in the Proxy Statement SAI.
Management
Boards of Trustees
Overall responsibility for oversight of ETF Managers Trust rests with its Board. The Board is responsible for overseeing ETFMG and other service providers in the operations of ETF Managers Trust in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and ETF Managers Trust’s governing documents. ETF Managers Trust currently has three Trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act. A list of the Trustees and officers of ETF Managers Trust, and their present positions and principal occupations, is provided under “Management of the Trust” in the Target Funds’ SAI, which is incorporated by reference into this Proxy Statement.

The business and affairs of ESS are managed by its officers under the oversight of its Board of Trustees (the “ESS Board”). The ESS Board sets broad policies for ESS and may appoint ESS’s officers. The ESS Board oversees the performance of ETC and ESS’s other service providers. ESS currently has four Trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act. A list of the Trustees and officers of ESS, and their present positions and principal occupations, is provided under the section entitled “Management of the Trust” in the Proxy Statement SAI.
Investment Advisers
ETF Managers Group (“ETFMG”), located at 30 Maple Street, 2nd Floor, Summit, New Jersey 07901, is an investment adviser registered with the SEC and serves as the investment adviser to the Target Funds. ETFMG administers the affairs of the Target Funds, subject to the oversight of ETF Managers Trust’s Board of Trustees.
Exchange Traded Concepts, LLC (“ETC”), located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, is an investment adviser registered with the SEC and serves as the investment adviser to the Acquiring Funds. ETC is responsible for overseeing the management and business affairs of the Acquiring Funds and has discretion to purchase and sell securities in accordance with the Acquiring Funds’ investment objectives, policies, and restrictions, subject to the oversight of the ESS Board of Trustees.
Portfolio Managers
The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds:

Target Funds	Acquiring Funds
Samuel R. Masucci, III, Chief Executive Officer of ETFMG (since January 2018)	Andrew Serowik, Portfolio Manager of ETC (since inception)
Frank Vallario, Chief Investment Officer of ETFMG (since September 2019)	Travis Trampe, Portfolio Manager of ETC (since inception)
Donal Bishnoi, Portfolio Manager of ETFMG (since September 2019)
Devin Ryder, Portfolio Manager of ETFMG (since May 2018)

Samuel R. Masucci, III has more than 25 years’ experience in investment banking, structured product development, sales and trading. In the last 5 years, he founded ETF Managers Group LLC (ETFMG). Prior to ETFMG he has held senior positions at Bear Stearns, UBS, SBC Warburg, and Merrill Lynch and has experience in creating, building and managing businesses for the issuance, sales and trading of: ETFs, index products, commodity products, hedge funds, ABS, and OTC structured products in the U.S. and Europe.	Andrew Serowik joined ETC from Goldman Sachs in May 2018. He began his career at Spear, Leeds & Kellogg, continuing with Goldman after its acquisition of SLK in September 2000. During his career of more than 18 years at the combined companies, he held various roles, including managing the global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in finance.
Frank Vallario serves in the role of Chief Investment Officer for ETFMG. Mr. Vallario is responsible for the portfolio construction, trading, risk management and portfolio analysis processes associated with ETF strategies. Prior to his current role at ETFMG, Mr. Vallario has had a variety of senior roles over his 25-year career in financial services. He joined Oppenheimer Funds in 2017 where he was Head of Equity Portfolio Management for Smart Beta ETFs. Prior to that he was a Senior Portfolio Manager at Columbia Threadneedle from September 2015 to June 2017 where he was responsible for the day to day management of the firm’s ETF business, which was acquired from his previous firm, Emerging Global Advisors (EGA). From September 2010 to September 2015, he was relationship manager at MSCI responsible for providing investment solutions to complex problems using MSCI Barra’s fundamental models and portfolio construction tools. Previously, he was a partner in a start-up asset management firm where he served as the director of portfolio management. Mr. Vallario began his career at UBS Global Asset Management where he spent over a decade in various quantitative portfolio management equity roles including equity market neutral, tactical asset allocation, structured active equities, enhanced index, passive management and factor research. Mr. Vallario served on the Investment Committee for the Girl Scouts of Connecticut and was a University Affiliate at the University of Utah - David Eccles School of Business. He received a B.S. in Finance from Lehigh University and a M.B.A. with a concentration in Finance from Rutgers University.	Travis Trampe joined ETC in May 2018 and has over 17 years of investment management experience, including over 10 years as portfolio manager for passive and active strategies including fully replicated, optimized and swap-based funds for Invesco PowerShares, FocusShares and other sponsors. He has extensive knowledge in trading, research, and analysis within US and Global Equity markets, including UCITS. He was responsible for building internal portfolio management capabilities, trading and infrastructure and daily operations. He graduated with Highest Distinction Honors from the Nebraska Wesleyan University in 1994 with a Bachelor of Science degree in finance and a minor in mathematics.

Mr. Trampe was a portfolio manager for the Target Mobile Payments Fund from January 5, 2017 and the Target Cyber Security Fund from April 1, 2017 until May 7, 2018 as a portfolio manager for ETFMG.

Donal A. Bishnoi, CFA, has more than 16 years of experience in portfolio management and risk management. Prior to joining ETFMG, Mr. Bishnoi held a senior portfolio management position with Oppenheimer Funds from 2018 to 2019 where he was responsible for managing approximately $5 billion in assets across 20 passive strategies. Prior to joining Oppenheimer Funds in 2010, Mr. Bishnoi managed a long/short systematic equity strategy at Moore Capital from 2007 to 2009. He holds a bachelor’s degree from Boston University’s Questrom School of Business and is a CFA charter holder.
Devin Ryder began her career with ETFMG during the summer of 2017 and re-joined ETFMG on a permanent basis in 2018 to be a part of ETFMG’s portfolio management team. Prior to joining ETFMG, Ms. Ryder was pursuing studies in the quantitative aspects of risk management and finance, for which she received a B.S. in Mathematics of Finance and Risk Management from the University of Michigan in 2017.
The Target Funds’ SAI, which is incorporated by reference into this Proxy Statement, and the SAI to this Proxy Statement provide additional information about the Funds’ portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds.
Investment Advisory Fees
Pursuant to an advisory agreement between ETF Managers Trust, on behalf of the Target Funds, and ETFMG (the “ETFMG Advisory Agreement”), the Target Funds pay ETFMG a unitary management fee for the services and facilities it provides payable on a monthly basis at an annual rate of 0.60% of the Target Cyber Security Fund’s average daily net assets and 0.75% of the Target Mobile Payment Fund’s average daily net assets.
Out of the unitary management fee, ETFMG pays substantially all expenses of the Target Funds, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, but excluding the advisory fee, payments under the Target Funds’ 12b‑1 Plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the Trust or the Funds may be a party and indemnification of the Trustees and officers with respect thereto).
Pursuant to an investment advisory agreement between ESS, on behalf of the Acquiring Funds, and ETC (the “ETC Advisory Agreement”), the Acquiring Funds pay ETC an annual advisory fee based on their average daily net assets for the services and facilities it provides payable at the annual rate of 0.59% of the Acquiring Cyber Security Fund’s average daily net assets and 0.73% of the Acquiring Mobile Payments Fund’s average daily net assets. ETC bears all the costs of the Acquiring Funds, except for the advisory fee, payments under the Acquiring Funds’ 12b-1 Plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), and extraordinary expenses (such as, among other things, non-routine and infrequent Fund-related expenses incurred for the benefit of the Target Fund, or as a result of a legal requirement or contractual obligation relating to the Target Fund).
A discussion regarding the basis for the Board’s approval of the ETFMG Advisory Agreement with respect to the Target Funds is available in the Target Funds’ Semi-Annual Report dated March 31, 2020. A discussion regarding the basis for ESS’s approval of the ETC Advisory Agreement with respect to the Acquiring Funds will be available in the Acquiring Funds’ first semi-annual or annual report to shareholders following the Reorganization.

Other Service Providers
The following table identifies the principal service providers that service the Target Fund and that are expected to service the Acquiring Fund:

	Target Funds	Acquiring Funds
Administrator and Fund Accounting Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	ETFMG Financial, LLC	Quasar Distributors, LLC
Independent Registered Public Accounting Firm	WithumSmith + Brown, PC	Cohen & Company, Ltd.
Legal Counsel	Sullivan & Worcester LLP	Morgan, Lewis & Bockius LLP
Purchase and Redemption of Shares in Creation Units
Each Fund issues and redeems shares at NAV only in a large specified number of shares called a “Creation Unit” or multiples thereof. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem shares directly from the Funds.
Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers. Shares can be bought or sold through an investor’s broker throughout the trading day like shares of any publicly traded issuer. When buying or selling shares through a broker, the investor will incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which an investor buys or sells shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by the broker, there is no minimum dollar amount that shareholders must invest in the Funds and no minimum number of shares that shareholders must buy.
Shares of the Target Cyber Security Fund are listed for trading on NYSE Arca under the ticker symbol HACK. Shares of the Acquiring Cyber Security Fund will be listed for trading on NASDAQ under the ticker symbol HACK. Shares of the Target Mobile Payments Fund are listed for trading on NYSE Arca under the ticker symbol IPAY. Shares of the Acquiring Mobile Payments Fund will be listed for trading on NASDAQ under the ticker symbol IPAY.
For a discussion of how the Target Fund shares may be purchased and redeemed, as applicable, see “Purchase and Sale of Shares” and “Buying and Selling the Funds” in the Target Funds’ Prospectus incorporated by reference herein. For a discussion of how the Acquiring Fund shares may be purchased, exchanged, and redeemed, as applicable, see “Buying and Selling Fund Shares” in Appendix D attached to this Proxy Statement.
Tax Information
Distributions shareholders receive from a Fund are generally taxable to them as ordinary income for federal income tax purposes, except that distributions may be taxed to shareholders at long-term capital gain rates to the extent reported by a Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to a shareholder if he/she/it is investing through a tax-advantaged retirement plan account or is a tax-exempt investor, although he/she/it may be taxed on withdrawals from his/her/its tax-advantaged account.
BOARD CONSIDERATIONS
At a meeting held on June 29, 2020, the Board, as it was then comprised, considered the Reorganization. The Board evaluated the terms of the Plan, each Fund’s investment objective and strategies, the implications of a change in the indexes, the direct and indirect expenses relating to the Reorganization, each Fund’s fees and expenses (including the total annual fund operating expense ratio and the Rule 12b-1 fee that has been approved by the Board of ESS but is not expected to be implemented upon the commencement of operations of the Acquiring Funds), the experience and expertise of the Acquiring Funds’ investment adviser, federal income tax consequences of the Reorganization, and possible alternatives to the Reorganization. The Board, including the Trustee who was not an “interested person” of ETF Managers Trust under the 1940 Act, determined that the Reorganization is in the best interests of the

Target Funds and their shareholders and approved the Reorganization and the Plan subject to shareholder approval. If shareholders of the Target Funds do not approve the Plan, the Target Funds will continue to operate and ETFMG will continue to serve as investment adviser to the Target Funds while the Board considers other alternatives in the best interest of each Target Fund’s shareholders.
In advance of the June 29, 2020 Board meeting, the independent trustees (both former and one still serving) of the Board submitted a comprehensive questionnaire and supplemental questions to ETC. They also met separately via teleconference with representatives of each of ETC and ETFMG to receive additional information about each Reorganization and to ask and receive responses to questions, including with respect to the transition to the ISE Indexes. In addition, one of the Independent Trustees also had a teleconference with the Lead Independent Trustee of the ESS Board to ask and receive responses to questions about the operations of ETC and the operations and governance of ESS.
Prior to the Board’s meeting, the Independent Trustees requested and received additional information from ETC relating to particular aspects of the proposed transaction. Based on a comprehensive evaluation of all of the information provided, the Independent Trustee remaining on the Board at the time of the meeting recommended that the full Board approve the Reorganization.
The Board considered the Reorganization at its meeting on June 29, 2020 and determined to present the proposed transaction to shareholders and recommend shareholders vote for its approval. During its review, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. Although the Board considered broader issues arising in the context of the Reorganization, its determinations with respect to the Reorganization were made on a fund-by-fund basis. The Board considered the following factors, among others, in its evaluation of the Reorganization:
The Terms and Conditions of the Reorganization. The Board considered the terms of the Plan and, in particular, that the transfer of the assets of the Target Funds will be in exchange for shares of the Acquiring Funds and the Acquiring Funds’ assumption of all of the liabilities of the Target Funds. The Board also took note of the fact that no commissions or other direct transactional fees would be imposed on the Target Funds’ shareholders in connection with the Reorganization, and evaluated the steps that ETC planned to take to mitigate the potential for indirect costs associated with realigning each Target Fund’s portfolio to track the ISE Index of its corresponding Acquiring Fund. In addition, the Board noted that pursuant to the Plan, each Target Fund shareholder’s account will be credited with the number of corresponding Acquiring Fund shares equal to the value of the Target Fund shares that each shareholder holds immediately prior to the Reorganization. The Board also noted that the value of the Target Funds’ assets to be acquired and the amount of their liabilities to be assumed by the Acquiring Funds and the NAV of a share of a Target Fund will be determined in accordance with the valuation methodologies described in each Target Fund’s Prospectus and SAI, as may be supplemented. As a result, the Board noted that the interests of the Target Funds’ shareholders would not be diluted as a result of the Reorganization. The Board also noted that the Reorganization would be submitted to the Target Funds’ shareholders for approval.
Similar Investment Objective and Investment Strategies. The Board considered that the investment objectives of the Acquiring Funds are similar, and the investment strategies of the Acquiring Funds are similar, to those of the Target Funds. As part of this transaction, the Board evaluated the proposed change to the indexes for the Target Funds. It considered information about the ISE Indexes, including their index methodologies, implied liquidity, and relative performance. The Board observed that significant growth in recent years within the cybersecurity, electronic payments, and fintech sectors has improved the capitalization and liquidity of constituent index holdings. Finally, the Board took note of recent regulatory changes that enable portfolio managers to more effectively address trading challenges that can surface during an ETF index rebalance period, all of which informed its consideration of the proposed index changes.
Reputation, Financial Capacity, and Resources of ETC. The Board considered information provided with respect to the reputation, financial capacity, and resources of ETC. In evaluating the resources of ETC and the rationale for the Reorganization, the Board also considered that ETC is an ETF provider sponsoring, advising, or sub-advising 27 ETFs with over $3.0 billion in assets under management as of June 5, 2020, and that its key personnel have significant experience providing investment advisory services to ETFs, including prior experience as a portfolio manager for the Target Funds. The Board further considered responses received from representatives of ETC about the impact of the current pandemic on ETC’s business, including ETC’s resources, financial wherewithal, and fund performance, as well as the effectiveness of ETC’s business continuity plan and any issues that have arisen in connection with its implementation.

Continuity of Certain Key Fund Services. The Board considered that the Reorganization will not result in any changes in service providers that execute the essential functions of administration, accounting, custody, and transfer agency. The Board determined that the continuity of those functions following the Reorganization mitigates operational risks that might otherwise surface.

Expenses Relating to Reorganization. The Board considered that the Target Funds’ shareholders will not incur any direct expenses in connection with the Reorganization. All direct expenses relating to the proposed Reorganization, which are estimated to be $800,000 , whether or not consummated, will be borne equally by ETFMG and Nasdaq, Inc., including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the Proxy Statement, and the cost of copying, printing, and mailing proxy materials. The Board further considered that, promptly after the close of the Reorganization of each Target Fund, ETC anticipates purchasing or receiving in-kind in exchange for the issuance of creation orders, or selling or delivering in-kind to satisfy redemption orders, securities of the Acquiring Funds as necessary to replicate the holdings of the applicable ISE Index. Nasdaq, Inc. will reimburse the Acquiring Funds for the direct commission costs related to such purchases and sales. The Board noted that the proposed index changes could have indirect costs associated with them and evaluated ETC’s plan to mitigate any such costs. The Board acknowledged that it is not possible to ascertain in advance any indirect costs associated with index rebalances and, while they could be significant, ETC has developed strategies, and possesses the requisite securities trading expertise, to mitigate any such costs.
Relative Expense Ratios. The Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in “Summary Comparison of the Funds—Fees and Expenses” section above) and considered that ETC has agreed to a reduced management fee, which will result in estimated total annual fund operating expense ratios for the shares of the Acquiring Funds that are lower than those of the Target Funds.
Distribution; Distribution and Service Fees. The Board considered the distribution capabilities of Quasar Distributor, LLC and its commitment to distribute the shares of the Acquiring Funds. The Board further considered that, like the Target Funds, the Acquiring Funds have adopted a 12b-1 Plan under which each Fund may bear a 12b-1 fee up to 0.25% annually of the Fund’s average daily net assets, and the ESS Board has not currently approved any payments under the 12b-1 Plan. The Board further noted that the ESS Board will consider the approval of any future commencement of payments under the 12b-1 Plan.
Compliance. The Board had an opportunity to review information provided by ESS with respect to its compliance policies and procedures and risk programs, including the most recent annual report of the Chief Compliance Officer. In addition, ESS responded to questions about the occurrence and status of regulatory examinations within the past two calendar years.
Federal Income Tax Consequences. The Board considered that the Reorganization is expected to qualify as a reorganization for federal income tax purposes and that shareholders of the Target Funds are not expected to recognize any gain or loss upon receipt of shares of the Acquiring Funds in the Reorganization.
Governance. The Board considered information regarding the governance of ESS and its oversight by the trustees of the ESS Board. The Independent Trustee of the Board met with the Lead Independent Trustee of the ESS Board and asked for and received responses regarding matters concerning the ESS Board, including, among others, the experience and expertise of the members of the ESS Board, the composition and committee structure of the ESS Board, and the ESS Board’s oversight processes with respect to fund expenses, performance, and compliance.
Other Alternatives. The Board considered alternatives to the Reorganization that were identified by ETFMG and the officers of ETF Managers Trust and discussed with counsel. After considering the merits and viability of these other alternatives, the Board agreed with the assessment that the possible alternatives were less desirable than the Reorganization.
Based on the foregoing, the Board determined that the Reorganization is the best alternative for the Target Funds at this time and is in the best interests of the Target Funds and their shareholders. The Board approved the Reorganization, subject to approval by shareholders of the Target Funds and the solicitation of the shareholders of the Target Funds to vote “FOR” the approval of the Plan. These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION
Shareholders of the Target Funds are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented. Material provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached to this Proxy Statement as Appendix A.
The Plan
The Plan provides for the transfer of all of the assets of the Target Funds to the Acquiring Funds in exchange for shares of the Acquiring Funds of equal value to the net assets of the Target Funds being acquired, and the Acquiring Funds’ assumption of all of the Target Funds’ liabilities, if any, as of the closing date of the Reorganization. The aggregate NAV of the Acquiring Fund shares issued in the exchange will equal the aggregate NAV of the Target Funds at the Closing (as defined in the Plan). Immediately after the transfer of the Target Funds’ assets as provided for in the Plan, the Target Funds will distribute the Acquiring Fund shares pro rata to their shareholders by ESS’s transfer agent establishing accounts on the Acquiring Funds’ share records in the names of those shareholders and transferring those shares of the Acquiring Funds to those accounts in redemption of the Target Fund shares and in complete liquidation of the Target Funds. The outstanding shares of the Target Funds held by the shareholders will then be canceled. As a result of the Reorganization, each shareholder of the Target Funds will receive the number of shares of the Acquiring Funds equal in value to his or her holdings in the Target Funds immediately before the Reorganization. Shares will be held in book entry form only.
The value of the Target Funds’ assets to be acquired and the liabilities to be assumed, if any, by the Acquiring Funds and the NAV per share of the Target Funds will be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing date of the Reorganization. The NAV per share amount will be determined in accordance with the valuation methodologies approved by the Board and described in the Target Funds’ Prospectus and SAI, as may be amended and supplemented. ETFMG and Nasdaq, Inc. will bear equally all expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing this Proxy Statement, and the cost of copying, printing, and mailing proxy materials. Promptly after the close of the Reorganization of each Target Fund, ETC anticipates purchasing or receiving in-kind in exchange for the issuance of creation orders, or selling or delivering in-kind to satisfy redemption orders, securities of the Acquiring Funds as necessary to replicate the holdings of the applicable ISE Index. Nasdaq, Inc. will reimburse the Acquiring Funds for the direct commission costs related to such purchases and sales. It is possible that there also will be indirect costs associated with the transition to the ISE Indexes following the Reorganization that will be borne by the Acquiring Funds and, indirectly, their shareholders. It is not possible to ascertain in advance any indirect costs associated with index rebalances and, while they could be significant, ETC has developed strategies, and possesses the requisite securities trading expertise, to mitigate any such costs.
The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Funds and the receipt of a legal opinion from Morgan, Lewis & Bockius LLP, counsel to ESS, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be on or about June 28, 2021 , or another date agreed to by ETF Managers Trust and ESS. The Plan may be amended or terminated and the Reorganization abandoned at any time by mutual consent of ETF Managers Trust, on behalf of the Target Funds, and ESS, on behalf of the Acquiring Funds.
Repositioning
The Acquiring Funds seek to track the ISE Indexes. While the specific constituents and the weights of constituents will differ between the ISE Indexes and the indexes currently tracked by the Target Funds, the ISE Indexes have the same investment themes as the indexes that the Target Funds currently track. As of January 15, 2021, 87% of the weight of the ISE Cyber Security Index was comprised of companies included in the Prime Cyber Defense Index, and 90% of the weight of the ISE Mobile Payments Index was comprised of companies included in the Prime Mobile Payments Index. Based on the composition of each of the ISE Indexes and the indexes that the Target Funds currently track as of January 15, 2021, approximately 25% of the assets of the Target Cyber Security Fund and 41% of the assets of the Target Mobile Payments Fund are expected to be sold following the Reorganization to reposition the applicable Fund’s assets.
Promptly after the close of the Reorganization of each Target Fund, ETC anticipates purchasing or receiving in-kind in exchange for the issuance of creation orders, or selling or delivering in-kind to satisfy redemption orders, securities of the Acquiring Funds as necessary to replicate the holdings of the applicable ISE Index. Nasdaq, Inc. will reimburse the Acquiring Funds for the direct commission costs related to such purchases and sales to enable the Acquiring Funds to replicate the ISE Indexes, which, based on the Target Funds’ holdings as of April 9, 2021, are estimated to be approximately $187,748 (approximately 0.01% of net assets) of the Target Cyber Security Fund and $253,089 (approximately 0.02% of net assets) of the Target Mobile Payments Fund. There may be indirect costs associated with the transition to the ISE Indexes, which will be borne by the Acquiring Funds and, indirectly, their shareholders.
ETC anticipates that such repositioning will be effected by delivering securities in-kind to satisfy redemption orders rather than selling securities from the Acquiring Funds’ portfolios to the extent practicable to avoid unnecessary recognition of capital gains. To the extent sales of securities from the Acquiring Funds’ portfolios are necessary, such sales are not expected to result in the distribution of any capital gains to Acquiring Fund shareholders because, to the extent any capital gains are recognized, such gains are expected to be fully offset by the applicable Acquiring Fund’s capital loss carryforwards. However, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets were sold and the applicable Acquiring Fund’s basis in such assets. Any capital gains recognized in excess of an Acquiring Fund’s capital loss carryforwards would be distributed to such Acquiring Fund’s shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions would be taxable to shareholders. To the extent an Acquiring Fund’s capital gains from repositioning are offset by such Acquiring Fund’s capital loss carryforwards, the amount of such carryforwards will be reduced and such amount will be unable to offset future capital gains realized by such Acquiring Fund, if any.
Federal Income Tax Consequences of the Reorganization
The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Funds as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Funds. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.
The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. As a condition to the Reorganization, the Target Funds and the Acquiring Funds have requested an opinion of Morgan, Lewis & Bockius LLP substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Funds and the Acquiring Funds and on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
1.the acquisition by the Acquiring Funds of all of the assets of the Target Funds, as provided for in the Agreement, in exchange solely for shares of Acquiring Funds and the assumption by the Acquiring Funds of all of the liabilities of the Target Funds, followed by the distribution by the Target Funds to their shareholders of the Acquiring Fund shares in complete liquidation of the Target Funds, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Funds and the Acquiring Funds each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
2.no gain or loss will be recognized by the Target Funds upon the transfer of all of its assets to, and the assumption of all of its liabilities by, the Acquiring Funds in exchange solely for shares of the Acquiring Funds pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
3.no gain or loss will be recognized by the Acquiring Funds upon the receipt by it of all of the assets of the Target Funds in exchange solely for the assumption of all of the liabilities of the Target Funds and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code;

4.no gain or loss will be recognized by the Target Funds upon the distribution of the Acquiring Fund shares to shareholders of the Target Funds in complete liquidation (in pursuance of the Agreement) of the Target Funds pursuant to Section 361(c)(1) of the Code;
5.the tax basis of the assets of the Target Funds received by the Acquiring Funds will be the same as the tax basis of such assets in the hands of the Target Funds immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Funds on the transfer pursuant to Section 362(b) of the Code;
6.the holding periods of the assets of the Target Funds in the hands of the Acquiring Funds will include the periods during which such assets were held by the Target Funds pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Funds have the effect of reducing or eliminating the holding period with respect to an asset;
7.no gain or loss will be recognized by the shareholders of the Target Funds upon the exchange of all of their Target Fund shares of beneficial interest of the Target Funds (“Target Fund Shares”) for shares of the Acquiring Fund shares pursuant to Section 354(a) of the Code;
8.the aggregate tax basis of the Acquiring Fund shares received by a shareholder of the Target Funds will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;
9.the holding period of the Acquiring Fund shares received by a shareholder of the Target Funds will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code;
10.the consummation of the Reorganization will not terminate the taxable year of the Target Funds. The part of the taxable year of the Target Funds before the Reorganization and part of the taxable year of the Acquiring Funds after the Reorganization will constitute a single taxable year of the Acquiring Funds.
An opinion of counsel is not binding on the IRS or the courts and neither the Target Funds nor the Acquiring Funds have sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.
Description of the Acquiring Fund Shares
Shares of the Acquiring Funds issued to the shareholders of the Target Funds pursuant to the Reorganization will be duly authorized, validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.
Capitalization
The capitalization of the Target Funds as of March 22, 2021 and the Acquiring Funds’ pro forma combined capitalization as of that date, after giving effect to the Reorganization, are as follows:

(unaudited)	Target Cyber Security Fund Shares	Pro forma Acquiring Cyber Security Fund Shares
Net Assets	$2,078,748,903.09	$2,078,748,903.09
Shares Outstanding	36,700,000	36,700,000
Net Asset Value per Share	$56.64	$56.64

(unaudited)	Target Mobile Payments Fund Shares	Pro forma Acquiring Mobile Payments Fund Shares
Net Assets	$1,210,549,578.46	$1,210,549,578.46
Shares Outstanding	17,800,000	17,800,000
Net Asset Value per Share	$68.01	$68.01
ADDITIONAL INFORMATION ABOUT THE FUNDS
General
For a general discussion of the operation and organization of the Target Funds, see “General Information About the Trust” and “Exchange Listing and Trading” in the Target Funds’ SAI, which is incorporated by reference herein. For a general discussion of the operation and organization of the Acquiring Funds, see “General Information About the Trust” and “Exchange Listing and Trading” in the Proxy Statement SAI.
Rights of the Funds’ Shareholders
ETF Managers Trust is not required to hold annual meetings of shareholders. Each Target Fund share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act. Target Fund shares have no preemptive, exchange, subscription, or conversion rights and are freely transferable. For a description of other significant attributes of shares of the Target Funds see “Description of Shares” in the Target Funds’ SAI, which is incorporated by reference herein.
ESS is not required to hold meetings of shareholders. Shares of the Acquiring Funds have equal voting rights. Acquiring Fund shares are freely transferable. Shares of the Acquiring Funds will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. For a description of other significant attributes of shares of the Acquiring Funds see “Description of Shares” in the Proxy Statement SAI.
Pricing of Fund Shares
For information on how the NAV per share of each Fund is calculated, see “Buying and Selling the Funds” in the Target Funds’ Prospectus and, for the Acquiring Funds, see “Buying and Selling Fund Shares” and “Determination of Net Asset Value” in Appendix D attached to this Proxy Statement.
Dividends, Other Distributions, and Taxes
The Target Funds and the Acquiring Funds each intend to pay out dividends, if any, and distribute any net realized capital gains to their applicable shareholders at least annually. A portion of the distributions made by a Fund may be treated as return of capital for federal income tax purposes. One or more additional distributions may be made generally in December or after a Fund’s fiscal year-end to comply with applicable law. Each Fund will declare and pay capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional Fund shares only if the broker through whom you purchased Fund shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
For a discussion of the Target Funds’ policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions, and Taxes” in the Target Funds’ Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Funds’ policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions, and Taxes” in Appendix D attached to this Proxy Statement.
Disclosure of Portfolio Holdings and Premium/Discount Information
For a description of the Target Funds’ policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Portfolio Holdings” and “Premium/Discount Information” in the Target Funds’ Prospectus and “Portfolio Holdings” in the Target Funds’ SAI, which are incorporated by reference herein. For a description of the Acquiring Funds’ policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Premium/Discount Information” in Appendix D attached to this Proxy Statement, and “Portfolio Holdings Disclosure Policies and Procedures” in the Proxy Statement SAI.

Frequent Purchases and Redemptions
For a discussion of the Target Funds’ policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of the Funds’ Shares” in the Target Funds’ Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Funds’ policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Shares” in Appendix D attached to this Proxy Statement.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Fund shares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in SEC exemptive orders issued to the Funds or rule under the 1940 Act , including that such investment companies enter into agreements with the Funds.
Purchases Through Broker-Dealers and Other Financial Intermediaries
If shareholders purchase shares through a broker-dealer or other financial intermediary, a Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.
Financial Information
For certain financial information about the Target Funds, see “Financial Highlights” which are appended to this Proxy Statement as Appendix B.
VOTING INFORMATION
RECORD DATE, VOTING RIGHTS, AND VOTES REQUIRED
Proxies are being solicited from the shareholders of the Target Funds by ETF Managers Trust’s Board of Trustees for the Special Meeting, which will be reconvened on May 28, 2021, at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 11:00 a.m. Eastern time, or at such later time made necessary by adjournment. The Special Meeting was convened on October 9, 2020, adjourned to November 6, 2020, and then again to December 7, 2020, January 26, 2021, and March 23, 2021, and will be reconvened on May 28, 2021. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.
The Board has fixed the close of business on March 22, 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of the Target Cyber Security Fund was 36,700,000 and of the Target Mobile Payments Fund was 17,800,000. Shareholders of record who owned five percent or more of the shares of the Target Funds as of the Record Date are set forth on Appendix C to this Proxy Statement. Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the applicable Target Fund’s shares present at the Meeting, if the holders of more than 50% of such Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of such Target Fund’s outstanding shares.
If you have not previously submitted a valid proxy card or authorized a proxy to vote your shares or have revoked your initial proxy (e.g., you have not voted or you revoked your initial proxy) or you have become a new shareholder since July 10, 2020 (the original record date for the Special Meeting) and you do not expect to attend the reconvened Special Meeting in person, we encourage you to vote by completing and submitting your proxy card or voting by telephone or through the Internet. However, you do not need to take any action if you were a Target Fund shareholder as of July 10, 2020 (the original record date of the Special Meeting) and March 22, 2021 (the new record date of the Special Meeting), have not changed brokerage accounts and previously submitted a valid proxy card or authorized a proxy in connection with the Special Meeting (and have not revoked your proxy). Your previous proxy will remain effective as to the number of shares you held on the new record date. If you desire to change your vote, you may vote again, which has the effect of revoking your prior proxy.

If the shareholders of one Target Fund approve the Plan, but shareholders of the other Target Fund have not approved the Plan, the Target Fund having received shareholder approval of the Plan may be reorganized into the applicable Acquiring Fund while shareholders of the other Target Fund may be solicited further.
HOW TO VOTE
You can vote your shares in person at the reconvened Special Meeting or by mail, by the internet, and by automated touchtone as set forth below:
•Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.
The options below are available 24 hours a day / 7 days a week.
•Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
•Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you can attend the reconvened Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting in person at the reconvened Special Meeting. We intend to hold the reconvened Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://etfmg.com/, and we encourage you to check this website prior to the Special Meeting if you plan to attend.
PROXIES
All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Funds receive written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.
You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Funds. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.
QUORUM AND ADJOURNMENTS
Forty percent (40%) of the outstanding shares of a Target Fund will be considered a quorum for the transaction of business with respect to such Target Fund. If a quorum of shareholders of a Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the chairman of the Special Meeting may adjourn the Special Meeting of the Target Funds one or more times to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Funds may be transacted at any such adjourned session(s) at which a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Funds on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”
All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposals are expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Abstentions will have the same effect as votes against the proposal.
SOLICITATION OF PROXIES
The Target Funds expect that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. Di Costa Partners LLC has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $375,000, exclusive of printing costs. ETFMG and Nasdaq, Inc. will bear equally the expenses relating to the Reorganization, including the costs of retaining Di Costa Partners LLC.
OTHER INFORMATION
OTHER BUSINESS
The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.
APPRAISAL RIGHTS
Shareholders will have no appraisal rights in connection with the Reorganization.
NEXT MEETING OF SHAREHOLDERS
The Target Funds do not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Target Funds’ Secretary within a reasonable time before the proxy materials for the next meeting are sent to shareholders. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of ETFMG within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that the proposal will be included.
LEGAL MATTERS
Certain legal matters concerning the issuance of shares of the Acquiring Funds in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.
INFORMATION FILED WITH THE SEC, NYSE ARCA, AND NASDAQ
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by ETF Managers Trust and ESS may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates. In addition, the Target Funds’ shares are listed on NYSE Arca. The Acquiring Fund shares will be listed on NASDAQ. Reports, proxy statements and other information that may be filed with NYSE Arca and NASDAQ also may be inspected at the offices of the exchanges.

APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is adopted as of this 29th day of June, 2020 by and among (i) ETF Managers Trust, severally and not jointly on behalf of its series, the ETFMG Prime Cyber Security ETF and ETFMG Prime Mobile Payments ETF (collectively, the “Target Funds”), (ii) ETF Series Solutions (“ESS”), severally and not jointly on behalf of its series, the ISE Cyber Security ETF and ISE Mobile Payments ETF (collectively, the “Acquiring Funds”), (iii) solely for the purposes of Sections 5.1(g), 5.1(o), 9.1, and 9.3 of this Agreement, ETF Managers Group LLC (“ETFMG”), the investment adviser to the Target Funds, and (iv) solely for purposes of Section 9.1 of this Agreement, Nasdaq, Inc. Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations, and warranties with respect to each Target Fund shall be the obligations, agreements, representations, and warranties of that Target Fund only, and in no event shall any other Target Fund or the assets of any other Target Fund be held liable with respect to the breach or other default by an obligated Target Fund of its obligations, agreements, representations, and warranties as set forth herein.
WHEREAS, the parties hereto intend for the ISE Cyber Security ETF and the ETFMG Prime Cyber Security ETF to enter into a transaction pursuant to which: (i) the ETFMG Prime Cyber Security ETF will transfer all of its assets to the ISE Cyber Security ETF in exchange for (a) the ISE Cyber Security ETF’s assumption of all of the ETFMG Prime Cyber Security ETF’s liabilities as described herein, and (b) shares of the ISE Cyber Security ETF of equal value to the net assets of the ETFMG Prime Cyber Security ETF being acquired, and (ii) the ETFMG Prime Cyber Security ETF will distribute the shares of the ISE Cyber Security ETF to shareholders of the ETFMG Prime Cyber Security ETF, in connection with the liquidation and termination of the ETFMG Prime Cyber Security ETF, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, a “Reorganization”);
WHEREAS, the parties hereto intend for the ISE Mobile Payments ETF and the ETFMG Prime Mobile Payments ETF to enter into a transaction pursuant to which: (i) the ETFMG Prime Mobile Payments ETF will transfer all of its assets to the ISE Mobile Payments ETF in exchange for (a) the ISE Mobile Payments ETF’s assumption of all of the ETFMG Prime Mobile Payments ETF’s liabilities as described herein, and (b) shares of the ISE Mobile Payments ETF of equal value to the net assets of the ETFMG Prime Mobile Payments ETF being acquired, and (ii) the ETFMG Prime Mobile Payments ETF will distribute the shares of the ISE Mobile Payments ETF to shareholders of the ETFMG Prime Mobile Payments ETF, in connection with the liquidation and termination of the ETFMG Prime Mobile Payments ETF, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, also a “Reorganization”);
WHEREAS, the Acquiring Funds are each a “shell series” of ESS created for the purpose of, and are authorized to, acquire the assets and assume the liabilities of the Target Funds;
WHEREAS, the Target Funds and the Acquiring Funds are open-end, registered investment companies of the management type registered with the U.S. Securities and Exchange Commission (the “Commission”); and
WHEREAS, the consummation of any particular Reorganization shall not be contingent on the consummation of any other Reorganization; and
WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”).
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.DESCRIPTION OF THE REORGANIZATION
1.1.    Plan of Transaction
(a)Upon the terms and subject to the conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Funds agree to transfer to the Acquiring Funds all of the Target Funds’ assets as set forth in Section 1.1(b), and the Acquiring Funds agree in consideration therefor (i) to deliver to the Target Funds that number of Acquiring Fund shares (“Acquiring Fund Shares”) determined by dividing the value of the Target Funds’ assets net of any liabilities assumed by the Acquiring Funds, computed in the manner and as of the time and date set forth in Section 2.1(a), by the net asset value of one share of the Acquiring Funds, computed in the manner and as of the time and date set forth in Section 2.1(a); and (ii) to assume all of the liabilities of the Target Funds, whether accrued or contingent, known or unknown, existing at the Closing Date (as defined in Section 1.1(b)).
The Target Funds will use commercially reasonable efforts to discharge all of their known liabilities and obligations prior to the closing provided for in Section 3.1 (the “Closing”) consistent with their obligation to continue to pursue their investment objective and strategies in accordance with the terms of their prospectus.
The Target Funds will distribute the Acquiring Fund Shares received by the Target Funds pro rata to the Target Funds’ shareholders of record determined as of the Closing (the “Target Fund Shareholders”). All Acquiring Fund Shares delivered to the Target Funds shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the Closing.
(b)The assets of the Target Funds to be acquired by the Acquiring Funds (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, collateral, claims (whether absolute, contingent, known or unknown, accrued or unaccrued, and including, without limitation, any interest in pending or future legal claims in connection with (i) past or present holdings, whether in the form of class action claims, opt-out, or other direct litigation claims or regulator or government established investor recovery funds claims or (ii) contractual, fiduciary, or other relationships with any investment adviser, principal underwriter, or other party, and any and all resulting recoveries), dividends or interest or other receivables that are owned by the Target Funds, copies of all books and records of the Target Funds on the closing date, as defined in Section 3.1 (the “Closing Date”), and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Target Funds prepared as of the effective time of the Closing (the “Closing Statement of Assets and Liabilities”) in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Target Funds’ most recent audited statement of assets and liabilities, if any. The Assets of the Target Funds shall be delivered free and clear of all liens, encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms), hypothecations, and claims whatsoever, and there shall be no restrictions on the full transfer thereof.
(c)Any regulatory reporting responsibility of the Target Funds, including the responsibility for filing regulatory reports, tax returns, and other documents for periods ending on or prior to the Closing Date and such later date on which the Target Funds are terminated, is and shall remain the responsibility of the Target Funds. For the avoidance of doubt, if the Closing Date is on or after September 30, 2020, the Target Funds shall be responsible for (i) preparing and transmitting to each Target Fund Shareholder a report containing the information required to be included in such report by the Target Funds’ registration statement form under the Investment Company Act of 1940 (“1940 Act”) (including financial statements audited by an independent registered public accounting firm), (ii) preparing and filing the Target Funds’ Form N-CSR (including the annual report to shareholders) for the fiscal year ended September 30, 2020, (iii) preparing and filing the Target Funds’ Form N-PX for the period July 1, 2020 through the Closing Date, and (iv) preparing and filing the Target Funds’ Form N-CEN for the fiscal year ended September 30, 2020.

(d)As soon as reasonably practicable after the transfer of Assets provided for in Section 1.1(a), the Target Funds will distribute to the Target Fund Shareholders determined as of the Closing, on a pro rata basis, the Acquiring Fund Shares received by the Target Funds pursuant to Section 1.1(a) and will completely liquidate, dissolve, and terminate. The distribution, liquidation, dissolution, and termination referenced in this Section 1.1(d) will be accomplished with respect to the shares of beneficial interest of the Target Funds (“Target Fund Shares”) by the transfer of the Acquiring Fund Shares received by the Target Funds then credited to the accounts of the Target Funds on the books of the Acquiring Funds in the names of the Target Fund Shareholders. The Acquiring Funds shall have no obligation to inquire as to the validity, propriety, or correctness of such records, but shall assume that such transaction is valid, proper, and correct.
(e)Prior to the Closing, the Acquiring Funds will each issue one share of beneficial interest of the applicable Acquiring Fund (the “Initial Shares”) to the investment adviser of the Acquiring Funds or an affiliate thereof (the “Sole Shareholder”) in exchange for a nominal amount for the sole purpose of allowing the Sole Shareholder to approve certain matters to facilitate the organization of the Acquiring Funds. Prior to the Closing, the Initial Shares will be redeemed and cancelled by the Acquiring Funds in exchange for an amount equal to the consideration received by the Acquiring Funds for such Initial Shares.
2.VALUATION
2.1.    With respect to the Reorganization:
(a)The value of the Assets and the liabilities of the Target Funds shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the “Valuation Date”), using the valuation procedures approved by the Board of Trustees of ETF Managers Trust.
(b)The number of Acquiring Fund Shares issued by the Acquiring Funds in exchange for the Target Funds’ Assets shall equal the number of shares of each Target Fund outstanding as of the Valuation Date.
(c)The net asset value of the Acquiring Fund Shares issued in connection with the Reorganizations shall be determined to the nearest full cent as of the Valuation Date by dividing the net value of the Target Funds’ Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with the Reorganizations (as described in Section 2.1(b)).
(d)All computations of value shall be made by the Target Funds’ administrator using the Target Funds’ valuation procedures and shall be subject to review by the Acquiring Funds’ administrator, and, if requested by either ETF Managers Trust or ESS, by the independent registered public accounting firm of the requesting party at the expense of the requesting party.
3.CLOSING AND CLOSING DATE
3.1.    The Closing of the transactions contemplated by this Agreement shall be at 9:30 a.m. Eastern time on September 18, 2020, or such other date to which the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the New York Stock Exchange (“NYSE”), on the Closing Date, unless otherwise agreed to by the parties.
3.2.    With respect to the Reorganizations:
(a)The Target Funds shall cause U.S. Bank National Association, the custodian for the Target Funds, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to the Acquiring Funds, immediately prior to the Closing and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Funds’ portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Funds to the custodian for the Acquiring Funds for examination no later than five business days preceding the Closing Date (unless the custodian for the Target Funds is also the custodian for the Acquiring Funds) and transferred and delivered by the Target Funds as of the Closing for the account of the Acquiring Funds duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Funds’ portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Funds. The cash to be transferred by the Target Funds shall be delivered by wire transfer of federal funds as of the Closing (or such other suitable means if the custodian for the Target Funds is also the custodian for the Acquiring Funds). If the Target Funds are unable to make such delivery as of the Closing in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing have not yet been delivered to the Target Funds or their broker, then the Target Funds shall, by the Closing, have the custodian for the Target Funds deliver to the Acquiring Funds or the Acquiring Funds’ custodian, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Funds or the Acquiring Funds’ custodian, such as brokers’ confirmation slips.
(b)The Target Funds shall cause U.S. Bancorp Fund Services, LLC, the transfer agent for the Target Funds, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund Shares owned by the Target Fund Shareholders immediately prior to the Closing. The Acquiring Funds shall issue and deliver a confirmation evidencing the Acquiring Fund Shares or provide evidence satisfactory to the Target Funds that such Acquiring Fund Shares have been credited to the Target Funds’ accounts on the books of the Acquiring Funds. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certifications, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transaction contemplated by the Agreement. Any cash to be transferred by the Acquiring Funds shall be delivered by wire transfer of federal funds as of the Closing (or such other suitable means if the custodian for the Target Funds is also the custodian for the Acquiring Funds).
(c)In the event that immediately prior to the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Target Funds shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of either party to this Agreement, accurate appraisal of the value of the Target Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.REPRESENTATIONS AND WARRANTIES
4.1.    ETF Managers Trust, on behalf of itself or, where applicable, the Target Funds, represents and warrants to ESS and the Acquiring Funds as follows:
(a)ETF Managers Trust is a Delaware statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power and authority under the Agreement and Declaration of Trust of ETF Managers Trust (formerly known as FactorShares Trust), as amended (the “Declaration of Trust”), to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of the shareholders of the Target Funds, to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated by this Agreement. The Target Funds are separate series of ETF Managers Trust duly designated in accordance with the applicable provisions of ETF Managers Trust’s Declaration of Trust. ETF Managers Trust and the Target Funds are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on ETF Managers Trust or the Target Funds. The Target Funds have all material foreign, federal, state, and local authorizations necessary to own all of their properties and assets and to carry on their business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Funds;
(b)ETF Managers Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the shares of the Target Funds under the Securities Act of 1933 (“1933 Act”), are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending or, to the knowledge of ETF Managers Trust, threatened;
(c)No consent, approval, authorization, or order of any court, Governmental Authority (as defined below), or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Funds and ETF Managers Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act, state securities laws, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976;
(d)The Target Funds are not, and the execution, delivery, and performance of this Agreement by the Target Funds will not result (i) in a violation of law or of ETF Managers Trust’s Declaration of Trust or By-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease, or other undertaking to which either or both of the Target Funds are a party or by which either or both of them are bound, and the execution, delivery, and performance of this Agreement by the Target Funds will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which either or both of the Target Funds are a party or by which either or both of them are bound, or (iii) in the creation or imposition of any lien, charge, or encumbrance on any property or assets of the Target Funds;
(e)Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Funds, all material contracts or other commitments (other than this Agreement), including without limitation the contracts set forth in Schedule 7.1(h), will be terminated with respect to the Target Funds at or prior to the Closing without liability to the Target Funds and such termination shall not result in the acceleration of any obligations of the Target Funds on or prior to the Closing.
(f)The current prospectus and statement of additional information of each of the Target Funds and each prospectus and statement of additional information of the Target Funds used at all times between the commencement of operations of the Target Funds and the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(g)The Target Funds are in compliance in all material respects with, and since their commencement of operations have been in compliance in all material respects with, the investment policies and restrictions set forth in each Target Fund’s then applicable prospectus and statement of additional information;
(h)The Target Funds are in compliance in all material respects with, and since their commencement of operations have been in compliance in all material respects with, the requirements of the 1933 Act, 1934 Act, and the 1940 Act and all rules and regulations under each of the foregoing, and state securities laws and regulations;
(i)The Target Funds have been, through the life of their operation, and currently are, in compliance with the terms of their index-based ETF exemptive order received pursuant to the 1940 Act, all applicable listing and conduct rules of the national securities exchange on which the Target Funds’ shares are listed and any exemptive or no-action relief from any provisions of, or rules or regulations under, the 1934 Act or 1933 Act, upon which the Target Funds rely;

(j)The Target Funds are in compliance in all material respects with, and except as otherwise disclosed in writing pursuant to Section 5.1(n) hereof, since their commencement of operations have been in compliance in all materials respects with, their policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act including without limitation the valuation policies and procedures of ETF Managers Trust, transactions with affiliated persons and underwriters pursuant to Section 17 of the 1940 Act, transactions with Authorized Participants in Creation Units under any applicable exemptive orders applicable to the Target Funds, compliance with the liquidity risk management requirements of Rule 22e-4 under the 1940 Act, and during the twelve-month period preceding the date of this Agreement, there have been no material miscalculations of the net asset value of the Target Funds or the net asset value per share of the Target Funds that have not been remedied or will not be remedied prior to the Closing in accordance with industry practices and the policies of ETF Managers Trust;
(k)Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Funds, the Target Funds will as of the Closing have good title to the Assets, and full right, power, and authority to sell, assign, transfer, and deliver such Assets, free of adverse claims, including any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms), and upon delivery and payment for such Assets, the Acquiring Funds, will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;
(l)The financial statements of the Target Funds for the Target Funds’ three most recently completed fiscal years, if any, have been (or, if such fiscal year-end is within the last sixty (60) days, will be) audited by the independent registered public accounting firm identified in the Target Funds’ prospectus or statement of additional information included in the Target Funds’ registration statement on Form N-1A (the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding Target Funds’ most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition and results of operations of the Target Funds as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change, or other factor that could significantly affect the internal controls of the Target Funds has been disclosed or is required to be disclosed in the Target Funds’ reports on Form N-CSR and, to the knowledge of the Target Funds, no such disclosure will be required as of the Closing;
(m)Since the last day of the Target Funds’ most recently completed fiscal year, there has not been any material adverse change in the Target Funds’ financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;
(n)(i) For each taxable year of its operation (including that portion of such taxable year ending on the Closing Date), each of the Target Funds has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met and will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code. The Target Funds have no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Funds. The Target Funds will not be subject to corporate-level taxation on the sale of any assets currently held by them as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder.
(ii) All federal, state, local, and foreign income Tax Returns and other Tax Returns (including, for the avoidance of doubt, dividend reporting forms, and other Tax-related reports) of the Target Funds required to have been filed on or before the Closing Date or for periods ending on or before the Closing Date have been (or will be) duly and timely filed (taking into account any permitted extensions) and are or will be correct in all respects, and all federal, state, local, foreign, and other Taxes of the Target Funds (whether or not shown as due or required to be shown as due on said Tax Returns) for Tax periods ending on or before the Closing Date have been duly and timely paid, except for Taxes not yet payable, in which case, provision has been made by the Target Funds for the payment thereof and any such unpaid Taxes as of the date of the financial statements referred to in paragraph (l) above are properly reflected on such financial statements.
(iii) There are no audits, examinations, investigations, or other proceedings pending or threatened by any Taxing Authority in writing with respect to the Target Funds, and no waivers or extensions of any statute of limitations that remain open with respect to Taxes have been granted or requested with respect to the Target Funds.
(iv) No Taxing Authority with which the Target Funds do not file Tax Returns has claimed in writing or, to the knowledge of the Target Funds, in any other manner that the Target Funds are or may be subject to taxation by that Taxing Authority, and no Taxing Authority with which the Target Funds do not file a particular Tax Return has claimed in writing or, to the knowledge of the Target Funds, in any other manner that the Target Funds are or may be required to file such Tax Return. No issue has been raised by any Tax Authority in any prior examination of the Target Funds which, by application of the same or similar principles, could reasonably be expected to result in a proposed deficiency for any subsequent taxable period. The Target Funds have delivered a written disclosure schedule to the Acquiring Funds listing (A) all jurisdictions in which the Target Funds pay or have paid Taxes and/or file or have filed Tax Returns and (B) all federal, state, and local income and franchise Tax Returns filed by, or on behalf of, the Target Funds, and each such disclosure schedule is accurate and complete;
(v) The Target Funds have maintained since their formation their September 30 fiscal year-end for U.S. federal income tax purposes, and have never changed their September 30 fiscal year-end for U.S. federal income tax purposes, including for example, by filing Internal Revenue Service Form 1128 “Application to Adopt, Change, or retain a Tax Year”;
As used in this Agreement:
“Governmental Authority” means any nation, state, territory, province, county, city, or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court, or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory, or administrative functions of or pertaining to government, and any governmental or non-governmental self-regulatory organization.
“Tax” or “Taxes” means (i) any and all federal, state, local, foreign, and other taxes, assessments, levies, duties, fees, and other governmental or similar charges, including without limitation income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, unclaimed property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other governmental charge of any kind whatsoever and (ii) any liability related to an item described in clause (i) of this definition and arising (a) from being or having been a member of an affiliated, consolidated, combined, unitary group, or similar group for federal, state, local, or foreign tax purposes or (b) as a result of being a successor to another person or transferee thereof, or pursuant to contract (other than pursuant to a contract the principal purpose of which is not allocation of an item described in clause (i) of this definition), in all cases together with any interest, penalties, additions to tax or additional amounts imposed in connection with any of the foregoing.
“Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes such Tax and the agency (if any) charged with the collection of such Tax for such Governmental Authority.

“Tax Return” means any return, declaration, report, claim for refund, information return, or any similar filing or statement filed with any Taxing Authority (domestic, foreign, or otherwise) that is related to Taxes, including any form, schedule, or attachment thereto and any amendment or supplement thereof;
(o)All issued and outstanding shares of the Target Funds are duly authorized and validly issued and outstanding, fully paid and non-assessable by ETF Managers Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and local regulatory authorities and will be held at the time of closing by the persons and in the amounts set forth in the records of the transfer agent of the Target Funds;
(p)The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Board of Trustees of ETF Managers Trust, on behalf of the Target Funds, and subject to the due authorization, execution, and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;
(q)The books and records of the Target Funds are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules, and regulations applicable to the Target Funds;
(r)The Target Funds are not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(s)The Target Funds have no unamortized or unpaid organizational fees or expenses;
(t)The information to be furnished by the Target Funds for use in applications for orders, registration statements, or proxy materials or for use in any other document filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
(u)The combined proxy statement and prospectus on Form N-14 (the “Proxy Statement”) referred to in Section 5.1(c), only insofar as it relates to ETF Managers Trust and the Target Funds, will, on the effective date of the Proxy Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not misleading; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with the information that was furnished by ESS on behalf of the Acquiring Funds for use therein; and
(v)Except as otherwise disclosed, there is no action, suit, proceeding, claim, demand, arbitration, matter, or investigation pending or threatened against or affecting the Target Funds at law, in equity, or otherwise, in, before, or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree, or regulatory restriction imposed specifically upon the Target Funds or any of their properties, assets, trustees, officers, employees, or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.
(w)All information provided or identified in writing by the Target Funds or ETF Managers Trust, on behalf of the Target Funds, to the Acquiring Funds in response to formal due diligence requests relating to the Target Funds are true and correct in all material respects and contain no material misstatements or omissions.

4.2.    ESS, on behalf of itself or, where applicable, the Acquiring Funds represents and warrants to ETF Managers Trust and the Target Funds as follows:
(a)ESS is a Delaware statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power and authority under ESS’s Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted, to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated by this Agreement. The Acquiring Funds are separate series of ESS duly designated in accordance with the applicable provisions of ESS’s Agreement and Declaration of Trust. ESS and the Acquiring Funds are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on ESS or the Acquiring Funds. Each of the Acquiring Funds has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Funds;
(b)ESS is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Funds under the 1933 Act are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending or, to the knowledge of ESS, threatened;
(c)No consent, approval, authorization, or order of any court, Governmental Authority, or FINRA is required for the consummation by the Acquiring Funds and ESS of the transactions contemplated herein, except such as have been or will be obtained at or prior to the Closing under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976;
(d)The Acquiring Funds are not, and the execution, delivery, and performance of this Agreement by the Acquiring Funds will not result (i) in a violation of law or of ESS’s Agreement and Declaration of Trust or by-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease, or other undertaking to which either or both of the Acquiring Funds are a party to or by which either or both of them are bound, and the execution, delivery, and performance of the Agreement by the Acquiring Funds will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which either or both of the Acquiring Funds are a party or by which either or both of them are bound, or (iii) in the creation or imposition of any lien, charge, or encumbrance on any property or assets of the Acquiring Funds;
(e)The Acquiring Funds are, and will be at the time of Closing, new series of ESS formed for the purpose of receiving the assets and assuming the liabilities of the Target Funds in connection with the Reorganization and, accordingly, the Acquiring Funds will not have commenced operations, prepared books of account and related records or financial statements, or carried on any business activities, except as necessary to facilitate the organization of the Acquiring Funds as new series of ESS prior to their commencement of operations. Except with respect to the consideration received in exchange for the issuance of the Initial Shares, the Acquiring Funds have not owned any assets and will not own any assets, and will not have any known liabilities of a material nature, contingent or otherwise, prior to the Closing. As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Funds, other than the Initial Shares issued to the Sole Shareholder for the purpose set forth in Section 1.1(e) above. The Initial Shares will be redeemed and cancelled prior to the Closing;
(f)By the Closing, ESS’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act, and any applicable state securities laws for the Acquiring Funds to commence operations as registered open-end management investment companies, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Funds;

(g)The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Board of Trustees of ESS, on behalf of the Acquiring Funds, and subject to the due authorization, execution, and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;
(h)The shares of the Acquiring Funds to be issued and delivered to the Target Funds, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, upon receipt of the Target Funds’ Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by ESS;
(i)The Acquiring Funds (i) will elect to be taxed as regulated investment companies under Subchapter M of the Code, will qualify for the tax treatment afforded regulated investment companies under the Code for their taxable year that includes the Closing Date, and intend to continue to qualify for such treatment for their subsequent taxable years, (ii) will be eligible to compute their federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as separate corporations for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date. The Acquiring Funds have not taken any action, caused any action to be taken, or caused any action to fail to be taken, which action or failure could cause the Acquiring Funds to fail to qualify as regulated investment companies for their taxable year that includes the Closing Date. The Acquiring Funds have no earnings and profits accumulated in any taxable year;
(j)The books and records of the Acquiring Funds are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Funds;
(k)The Acquiring Funds are not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(l)The Acquiring Funds have no unamortized or unpaid organizational fees or expenses for which they do not expect to be reimbursed;
(m)The information to be furnished by the Acquiring Funds for use in applications for orders, registration statements, or proxy materials or for use in any other documents filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; provided, however, that the representation and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by or on behalf of the Target Funds for use therein;
(n)At the Closing, the current prospectus and statement of additional information of each Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(o)The Proxy Statement referred to in Section 5.1(c), only insofar as it relates to ESS and the Acquiring Funds, will, on the effective date of the Proxy Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representation and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by or on behalf of the Target Funds for use therein; and
(p)There is no action, suit, proceeding, claim, demand, arbitration, matter, or investigation pending or threatened against or affecting the Acquiring Funds at law, in equity, or otherwise, in, before, or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree, or regulatory restriction imposed specifically upon the Acquiring Funds or any of their properties, assets, trustees, officers, employees, or agents that could reasonably be expected to materially and adversely affect their business or their ability to consummate the Reorganization.
(q)All information provided or identified in writing by the Acquiring Funds or ESS, on behalf of the Acquiring Funds, to the Target Funds in response to formal due diligence requests relating to the Acquiring Funds are true and correct in all material respects and contain no material misstatements or omissions.
5.COVENANTS
5.1.    With respect to the Reorganization:
(a)The Target Funds: (i) will operate their business in the ordinary course and in accordance with past practices between the date hereof and the Closing, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use their best efforts to preserve intact their business organization and material assets and maintain the rights, franchises, and business and customer relations necessary to conduct the business operations of the Target Funds in the ordinary course in all material respects. Prior to the Closing, the Acquiring Funds will carry on no business activities, other than as are necessary in connection with the organization of each new series of an investment company prior to their commencement of operations.
(b)ETF Managers Trust will call a meeting of the Target Fund Shareholders (the “Shareholder Meeting”) as soon as practicable in compliance with securities laws and regulations to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. The date for the Shareholder Meeting, which may be adjourned as necessary to solicit additional votes from Target Fund Shareholders in compliance with securities laws and regulations, will be not less than 30 days or more than 60 days from the date the definitive form of the Proxy Statement is filed with the Commission.
(c)In connection with the Shareholder Meeting, the Target Funds will promptly provide the Acquiring Funds with information regarding the Target Funds, and the Acquiring Funds will provide the Target Funds with information regarding the Acquiring Funds, reasonably necessary for the preparation of the Proxy Statement, in compliance with the 1933 Act, the 1934 Act, and the 1940 Act. ESS will prepare and file the Proxy Statement with the Commission.
(d)The Target Funds covenant that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
(e)The Target Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Target Funds’ shares.

(f)ETF Managers Trust, or its transfer agents, on behalf of the Target Funds, will provide the Acquiring Funds with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Funds to the Acquiring Funds, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address, and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices, or records on file with the Target Funds with respect to each shareholder, for all of the shareholders of record of the Target Funds as of the Closing, who are to become holders of either or both of the Acquiring Funds as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by the Target Funds’ transfer agent or the Target Funds’ President or Vice-President to the best of their knowledge and belief, (3) copies of the tax books and records of the Target Funds for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10- 25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Funds (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.
(g)Subject to the provisions of this Agreement, the parties will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement, including to fulfill all conditions precedent applicable to such party pursuant to this Agreement.
(h)Promptly after the Closing, the Target Funds will make one or more liquidating distributions to their shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.
(i)If requested by the Acquiring Funds, ETF Managers Trust, on behalf of the Target Funds, shall deliver to the Acquiring Funds a statement of the earnings and profits (accumulated and current) of the Target Funds for federal income tax purposes that will be carried over to the Acquiring Funds as a result of Section 381 of the Code. The information to be provided under this paragraph shall be provided within such timeframes as is mutually agreed by the parties.
(j)It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.
(k)Any reporting responsibility of the Target Funds, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any federal, state, or local Taxing Authorities, or any other relevant regulatory authority, is and shall remain the responsibility of the Target Funds, except as otherwise is mutually agreed by the parties in writing.
(l)ETF Managers Trust, on behalf of the Target Funds, shall deliver to the Acquiring Funds copies of: (1) the federal, state, and local income Tax Returns filed by or on behalf of the Target Funds for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Funds and which have continuing relevance: (a) rulings, determinations, holdings, or opinions issued by any federal, state, local, or foreign Taxing Authority and (b) legal opinions.
(m)ETF Managers Trust, on behalf of the Target Funds, and ESS, on behalf of the Acquiring Funds, acknowledge that their respective administrator, fund accountant, transfer agent, and custodian may have information about such party or its operations that may be necessary or useful to facilitate the Reorganization and each such party permits such service providers to utilize such information for the purpose of advising the parties or otherwise facilitating the transactions described in the Agreement.

(n)Each of ETF Managers Trust and ESS will cooperate in good faith and will cause any of its agents, investment advisers, or principal underwriters to cooperate in good faith with any reasonable due diligence review conducted by the other party or its representatives in connection with the Reorganization, including, without limitation, providing information, including in writing when so requested, and making available documents and officers, during regular business hours, as the other party may reasonably request.
(o)For the period beginning at the Closing Date and ending not less than six years thereafter, ETFMG, its successor or assigns shall provide, or cause to be provided, liability coverage reasonably acceptable to the Board of Trustees of ETF Managers Trust applicable to both former and current trustees and officers of ETF Managers Trust, covering the actions of such trustees and officers of ETF Managers Trust for the period they served as such with respect to matters related to the Target Funds.
6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUNDS
6.1.    With respect to the Reorganization, the obligations of ETF Managers Trust, on behalf of the Target Funds, to consummate the transactions provided for herein shall be subject, at the Target Funds’ election, to the following conditions:
(a)All representations and warranties of the Acquiring Funds and ESS contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing;
(b)ESS shall have delivered to ETF Managers Trust as of the Closing a certificate executed in its name by its President and Treasurer, in form and substance reasonably satisfactory to ETF Managers Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Funds made in this Agreement are true and correct at and as of the Closing;
(c)ESS and the Acquiring Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ESS and the Acquiring Funds, on or before the Closing, in all material respects unless waived pursuant to the terms hereof;
(d)Prospectuses of each Acquiring Fund relating to the continuous offering of the Acquiring Fund Shares in Creation Units shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act;
(e)The Target Funds shall have received at the Closing an opinion of Morgan, Lewis & Bockius LLP, counsel to ESS, in a form reasonably satisfactory to the Target Funds, and dated as of the Closing Date, to the effect that:
(i) the Agreement has been duly authorized, executed, and delivered by ESS, on behalf of the Acquiring Funds, and, assuming due authorization, execution, and delivery of the Agreement by ETF Managers Trust, on behalf of the Target Funds, is a valid and binding obligation of ESS, on behalf of the Acquiring Funds, enforceable against the Acquiring Funds in accordance with its terms; and
(ii) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by ESS or the Acquiring Funds of the transactions contemplated by the Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under those Acts (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining thereon).
(f)In connection with the opinions contemplated by Section 6.1(e), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of ESS.

7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS
7.1.    With respect to the Reorganization, the obligations of ESS, on behalf of the Acquiring Funds, to consummate the transactions provided for herein shall be subject, at the Acquiring Funds’ election, to the following conditions:
(a)All representations and warranties of ETF Managers Trust and the Target Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing;
(b)Each of the Target Funds shall have delivered to the Acquiring Funds a Closing Statement of Assets and Liabilities, certified by the President and Treasurer of the Target Funds;
(c)ETF Managers Trust shall have delivered to ESS as of the Closing a certificate executed in its name by its President and Treasurer, in form and substance reasonably satisfactory to ESS and dated as of the Closing, to the effect that the representations and warranties of or with respect to the Target Funds made in this Agreement are true and correct at and as of the Closing Date;
(d)If requested by the Acquiring Funds, ETF Managers Trust, on behalf of the Target Funds, shall have delivered to ESS (i) a statement of the Target Funds’ Assets, together with a list of portfolio securities of the Target Funds showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of ETF Managers Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Funds, and/or (v) a statement of earnings and profits as provided in Section 5.1(i);
(e)U.S. Bank National Association, the Target Funds’ custodian shall have delivered the certificate contemplated by Sections 3.2(a) of this Agreement, duly executed by an authorized officer of U.S. Bank National Association;
(f)U.S. Bancorp Fund Services, LLC, the Target Funds’ transfer agent, shall have delivered the certificates contemplated by Sections 3.2(b) of this Agreement, duly executed by an authorized officer of U.S. Bancorp Fund Services, LLC;
(g)As of the Closing Date, the Target Funds shall not have any direct or indirect interest in any security for which the Target Funds’ investment adviser is the investment adviser or for which the Target Funds’ principal underwriter is the principal underwriter;
(h)All invoices related to expenses incurred in connection with the operation of the Target Funds that are required to be paid by ETFMG, as described in section 6 of the Amended and Restated ETF Managers Trust Investment Advisory Agreement pertaining to the Target Funds, shall have been paid, and a prepayment of any estimated expenses expected to be incurred in connection with the operation of the Target Funds for which an invoice has not been received, shall have been received by the applicable service provider. For the avoidance of doubt, such expenses incurred by the Target Funds shall include, without limitation, fees payable to (or expected to be payable to) the Target Funds’ administrator, fund accountant, transfer agent, custodian, and independent registered public accounting firm, but shall not include legal counsel to the Target Funds;
(i)ETF Managers Trust and the Target Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ETF Managers Trust and the Target Funds, on or before the Closing, in all material respects unless waived pursuant to the terms hereof;
(j)The Acquiring Funds shall have received evidence that the contracts set forth on Schedule 7.1(h) shall have been terminated with respect to the Target Funds;
(k)ESS shall have completed to its satisfaction its review of the Target Funds’ books and records;

(l)The Acquiring Funds shall have received at the Closing an opinion of Sullivan & Worcester LLP, counsel to ETF Managers Trust, in a form reasonably satisfactory to the Acquiring Funds, and dated as of the Closing Date, to the effect that:
(i) the Agreement has been duly authorized, executed, and delivered by ETF Managers Trust, on behalf of the Target Funds, and, assuming due authorization, execution, and delivery of the Agreement by ESS, on behalf of the Acquiring Funds, is a valid and binding obligation of ETF Managers Trust, on behalf of the Target Funds, enforceable against ETF Managers Trust and the Target Funds in accordance with its terms; and
(ii) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by ETF Managers Trust or the Target Funds of the transactions contemplated by the Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under those Acts (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining thereon).
(m)In connection with the opinions contemplated by Section 7.1(l), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of ETF Managers Trust.
8.FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS
With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing with respect to the Target Funds or the Acquiring Funds, ETF Managers Trust or ESS, respectively, shall, at its or their option, not be required to consummate the transactions contemplated by this Agreement; provided, that with respect to Section 8.1, if the condition has not been satisfied on or before the Closing with respect to a Target Fund, ETF Managers Trust or ESS, respectively, shall, at its or their option, not be required to consummate the transactions contemplated by this Agreement for such Target Fund:
8.1.    The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of such Target Fund in accordance with the provisions of ETF Managers Trust’s Declaration of Trust, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither Target Fund nor the Acquiring Funds may waive the condition set forth in this Section 8.1;
8.2.    On the Closing Date, no action, suit, or other proceeding shall be pending or, to ETF Managers Trust’s or ESS’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.3.    All consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities deemed necessary by the Acquiring Funds or the Target Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Target Funds, provided that either party hereto may for itself waive any of such conditions;
8.4.    ETF Managers Trust and ESS shall have received a favorable opinion of Morgan, Lewis & Bockius LLP addressed to the Acquiring Funds and the Target Funds substantially to the effect that with respect to the Target Funds and the Acquiring Funds for federal income tax purposes:

(i) the acquisition by the Acquiring Funds of all of the assets of each of the Target Funds, as provided for in the Agreement, in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Funds of all of the liabilities of the Target Funds, followed by the distribution by the Target Funds to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Funds, will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Funds and the Acquiring Funds each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Target Funds upon the transfer of all of their assets to, and assumption of all of their liabilities by, the Acquiring Funds in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
(iii) no gain or loss will be recognized by the Acquiring Funds upon the receipt by them of all of the assets of the Target Funds in exchange solely for the assumption of all of the liabilities of the Target Funds and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code;
(iv) no gain or loss will be recognized by the Target Funds upon the distribution of Acquiring Fund Shares to shareholders of the Target Funds in complete liquidation (in pursuance of the Agreement) of the Target Funds pursuant to Section 361(c)(1) of the Code;
(v) the tax basis of the assets of the Target Funds received by the Acquiring Funds will be the same as the tax basis of such assets in the hands of the Target Funds immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Funds on the transfer pursuant to Section 362(b) of the Code;
(vi) the holding periods of the assets of the Target Funds in the hands of the Acquiring Funds will include the periods during which such assets were held by the Target Funds pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Funds have the effect of reducing or eliminating the holding period with respect to an asset;
(vii) no gain or loss will be recognized by the shareholders of the Target Funds upon the exchange of all of their shares of beneficial interest of the Target Funds for Acquiring Fund Shares pursuant to Section 354(a) of the Code;
(viii) the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Funds will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;
(ix) the holding period of the Acquiring Fund Shares received by a shareholder of the Target Funds will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as capital assets on the date of the exchange pursuant to Section 1223(1) of the Code; and
(x) The consummation of the Reorganization will not terminate the taxable year of the Target Funds. The part of the taxable year of the Target Funds before the Reorganization and part of the taxable year of the Acquiring Funds after the Reorganization will constitute a single taxable year of each of the Acquiring Funds.

Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, as well as the representations and warranties made in this Agreement which counsel may treat as representations and warranties made to it. The Target Funds and Acquiring Funds will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Funds nor the Target Funds may waive the conditions set forth in this Section 8.4.
9.FEES AND EXPENSES; INDEMNIFICATION
9.1.    Except as set forth in this Section 9.1, (a) ETFMG will bear the fees, costs, and expenses (including legal, accounting, investment banking, and other professional advisory fees, costs, and expenses) incurred by it or any of its affiliates in connection with the negotiation, preparation, and actions contemplated by the Reorganization, whether or not the Reorganization is consummated, and (b) Nasdaq, Inc. shall bear the fees, costs, and expenses (including legal, accounting, investment banking, and other professional advisory fees, costs, and expenses) incurred by it or any affiliates in connection with the negotiation, preparation, and actions contemplated by the Reorganization, whether or not the Reorganization is consummated. ETFMG and Nasdaq, Inc. shall each share equally the Fund Consent Expenses and Governmental Consent Expenses (in each case as defined below). Each of ETFMG and Nasdaq, Inc. shall promptly reimburse the other party upon request with respect to its share of Fund Consent Expenses paid by the other party.
“Fund Consent Expenses” means the costs and expenses associated with the Proxy Statement materials describing the Reorganization and the proxy solicitation of the shareholders and the preparation of other documents that need to be filed with the Commission as part of or in connection with the Reorganization and shall include (i) costs associated with the preparation, filing, printing, and distribution of the Proxy Statement for the Reorganization, including fees charged by the Acquiring Funds’ administrator and legal counsel, (ii) legal fees, including those of counsel to ESS and ETF Managers Trust relating to the preparation of Proxy Statement materials describing the Reorganization and the proxy solicitation of the shareholders and the preparation of other documents that need to be filed with the Commission as part of or in connection with the Reorganization, (iii) accounting fees, including fees charged by the Target Funds’ independent registered public accounting firm, and (iv) expenses of soliciting the Target Funds’ shareholders and holding meetings of the Target Funds’ shareholders (and adjournments thereof).
“Governmental Consent Expenses” shall mean the costs and expenses associated with all filing fees in connection with any filings in connection with approvals of any Governmental Authority to the transactions contemplated by this Agreement. For the avoidance of doubt, neither the Acquiring Funds nor the Target Funds will bear any expenses relating to the Reorganization.
9.2.    ESS, on behalf of the Acquiring Funds, agrees to indemnify and hold harmless ETF Managers Trust and the current and former members of ETF Managers Trust’s Board of Trustees and ETF Managers Trust’s officers from and against any and all losses, claims, damages, liabilities, or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which ETF Managers Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on (a) any breach by ESS, on behalf of the Acquiring Funds, of any of its representations, warranties, covenants, or agreements set forth in this Agreement or (b) insofar as they relate to the Reorganization, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty, or other act wrongfully done or attempted to be committed by ESS or the current or former members of ESS’s Board of Trustees or its officers prior to the Closing, provided that such indemnification by ESS is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. This indemnification obligation shall survive the Closing.

9.3.    ETFMG, on behalf of the Target Funds, agrees to indemnify and hold harmless ESS and the current and former members of ESS’s Board of Trustees and its officers from and against any and all losses, claims, damages, liabilities, or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which ESS and those board members and officers may become subject, insofar as such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on (a) any breach by ETF Managers Trust, on behalf of the Target Funds, of any of its representations, warranties, covenants, or agreements set forth in this Agreement or (b) insofar as they relate to the Reorganization, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty, or other act wrongfully done or attempted to be committed by ETF Managers Trust or the current or former members of ETF Managers Trust’s Board of Trustees or its officers prior to the Closing, provided that such indemnification by ETF Managers Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. For the avoidance of doubt, any losses, claims, damages, liabilities or expenses arising hereunder will not constitute liabilities of the Target Funds for purposes of Section 1.1(a) and thus, would not be eligible to be assumed by the Acquiring Funds. This indemnification obligation shall survive the Closing.
10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS
Each party agrees that no party has made any representation, warranty, or covenant not set forth herein and that except for, with respect to ETF Managers Group LLC and Nasdaq, Inc., the Letter Agreement, dated February 4, 2020, by and among ETFMG LLC, Nasdaq, Inc., and the other parties thereto and the Asset Purchase Agreement, dated May 1, 2020, by and among ETFMG, Nasdaq, Inc., and the other parties thereto, this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing. For the avoidance of doubt, the provisions in Section 9 of this Agreement shall survive the Closing.
11.TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual written agreement of the parties.
12.AMENDMENTS
This Agreement may be amended, modified, or supplemented in a writing signed by the parties hereto to be bound by such Amendment.
13.HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY
13.1.    The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
13.2.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.
13.3.    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
13.4.    This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

13.5.    It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Funds or the Acquiring Funds as provided in ETF Managers Trust’s Declaration of Trust or ESS’s Agreement and Declaration of Trust, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.
[Signature Page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Funds and Target Funds.

ETF MANAGERS TRUST,
on behalf of its series the ETFMG Prime Cyber Security ETF and the ETFMG Prime Mobile Payments ETF, severally

By:	/s/ Samuel Masucci III
Name:	Samuel Masucci III
Title:	President and Secretary

ETF SERIES SOLUTIONS,
on behalf of its series the ISE Cyber Security ETF and the ISE Mobile Payments ETF, severally

By:	/s/ Michael D. Barolsky
Name:	Michael D. Barolsky
Title:	Vice President and Secretary

ETF Managers Group LLC
solely for the purposes of Sections 5.1(g), 5.1(o), 9.1, and 9.3 of this Agreement

By:	/s/ Samuel Masucci III
Name:	Samuel Masucci III
Title:	Chief Executive Officer

Nasdaq, Inc.
solely for the purposes of Section 9.1 of this Agreement

By:	/s/ Terry R. Wade
Name:	Terry R. Wade
Title:	Senior Vice President

Schedule 7.1(h)
1.    Amended and Restated Investment Advisory Agreement between ETF Managers Trust and ETF Managers Group LLC, dated June 24, 2016, as amended April 7, 2020, solely with respect to the Target Funds.
2.    Amended and Restated Distribution Agreement between ETF Managers Trust and ETFMG Financial, LLC, dated December 26, 2017, as amended thereafter, solely with respect to the Target Funds.
3.    Amended and Restated Custody Agreement between ETF Managers Trust and U.S. Bank National Association, dated December 19, 2017, as amended thereafter, solely with respect to the Target Funds.
4.    Amended and Restated Transfer Agent Servicing Agreement between ETF Managers Trust and U.S. Bancorp Fund Services, LLC, dated December 19, 2017, as amended thereafter, solely with respect to the Target Funds.
5.    Amended and Restated Fund Administration Servicing Agreement between ETF Managers Trust and U.S. Bancorp Fund Services, LLC, dated December 19, 2017, as amended thereafter, solely with respect to the Target Funds.
6.    Amended and Restated Fund Accounting Servicing Agreement between ETF Managers Trust and U.S. Bancorp Fund Services, LLC, dated December 19, 2017, as amended thereafter, solely with respect to the Target Funds.

APPENDIX B - FINANCIAL HIGHLIGHTS OF THE TARGET FUNDS
The Acquiring Funds will adopt the financial statements of the Target Funds, the accounting survivor of the Reorganization. The audited financials of the Target Funds are included in the Target Funds Annual Report , which is incorporated herein by reference.
The financial highlights table is intended to help you understand the Target Funds’ financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the periods ended September 30 has been audited by WithumSmith+Brown, PC, the Target Funds’ independent registered public accounting firm, whose report, along with the Target Funds’ financial statements for such period, is included in the Target Funds’ annual report, which is available upon request.
ETFMG Prime Cyber Security ETF
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net Asset Value, Beginning of Year	$37.46	$40.08	$30.11		$27.91		$25.28
Income (Loss) from Investment Operations:
Net investment income (loss) [1]	0.64	0.07	0.03		(0.01)		0.30
Net realized and unrealized gain on investments	9.10	(2.64)	9.94		2.34		2.52
Total from investment operations	9.74	(2.57)	9.97		2.33		2.82
Less Distributions:
Distributions from net investment income	(0.64)	(0.05)	(0.00)	[3]	(0.13)		(0.19)
Total distributions	(0.64)	(0.05)	(0.00)	[3]	(0.13)		(0.19)
Net asset value, end of year	$46.56	$37.46	$40.08		$30.11		$27.91
Total Return	26.75%	-6.42%	33.16%		8.42%		11.23%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$1,503,814	$1,427,200	$1,835,861		$1,097,360		$803,794

Expenses to Average Net Assets before legal expense	0.60%	0.60%	0.60%		0.68%		0.75%
Gross Expenses to Average Net Assets	0.60%	0.60%	0.60%		0.72%	[2]	0.75%
Net Investment Income (Loss) to Average Net Assets	1.50%	0.19%	0.07%		-0.03%		1.21%
Portfolio Turnover Rate	33%	36%	41%		53%		34%
1     Calculated based on average shares outstanding during the year.
2     The ratio of gross expenses to average net assets includes legal expense.
3     Per share amount is less than $0.01.
B-1

ETFMG Prime Mobile Payments ETF
 FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
Net Asset Value, Beginning of Year	$46.60	$42.86	$32.57	$24.96		$23.53
Income (Loss) from Investment Operations:
Net investment income (loss) [1]	(0.04)	0.03	0.07	0.03		0.15
Net realized and unrealized gain (loss) on investments	7.75	3.93	10.22	7.60		1.39
Total from investment operations	7.71	3.96	10.29	7.63		1.54
Less Distributions:
Distributions from net investment income	(0.02)	(0.05)	(0.01)	(0.02)		(0.11)
Net realized gains	—	(0.18)	—	—		—
Total distributions	(0.02)	(0.23)	(0.01)	(0.02)		(0.11)
Capital Share Transactions:
Transaction fees added to paid-in capital	0.01	0.01	0.01	—		—
Net asset value, end of year	$54.30	$46.60	$42.86	$32.57		$24.96
Total Return	16.56%	9.49%	31.62%	30.59%		6.51%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$798,142	$743,198	$522,874	$170,993		$8,734

Expenses to Average Net Assets before legal expenses	0.75%	0.75%	0.75%	0.75%		0.75%
Gross Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.80%	[2]	0.75%
Net Investment Income (Loss) to Average Net Assets	-0.08%	0.06%	0.16%	0.12%		0.63%
Portfolio Turnover Rate	19%	28%	16%	31%		32%

1     Calculated based on average shares outstanding during the year.
2     The ratio of gross expenses to average net assets includes legal expense.

B-2

APPENDIX C - OWNERSHIP OF SHARES OF THE TARGET FUND
As of March 22, 2021, the Target Cyber Security Fund’s shareholders of record and/or beneficial owners (to ETF Managers Trust’s knowledge) who owned 5% or more of the Target Cyber Security Fund’s shares are set forth below. As of March 22, 2021, the Officers and Trustees of ETF Managers Trust, as a group, owned less than 1% of the outstanding shares of the Target Cyber Security Fund.

Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	5,708,310	15.41%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	3,769,262	10.17%	Record
Citigroup Global Markets Inc. 333 West 34th Street, 3rd Floor New York, NY 10001-2402	3,671,140	9.91%	Record
J.P. Morgan Chase Clearing Corporation 3 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245-0001	2,550,018	6.88%	Record
Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110-1548	2,477,727	6.69%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	2,174,575	5.87%	Record
As of March 22, 2021, the Target Mobile Payments Fund’s shareholders of record and/or beneficial owners (to ETF Managers Trust’s knowledge) who owned 5% or more of the Target Mobile Payments Fund’s shares are set forth below. As of March 22, 2021, the Officers and Trustees of ETF Managers Trust, as a group, owned less than 1% of the outstanding shares of the Target Mobile Payments Fund.

Name and Address	No. of Shares Owned	% of Shares	Type of Ownership
Citigroup Global Markets Inc. 333 West 34th Street, 3rd Floor New York, NY 10001-2402	2,577,968	13.64%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	2,310,877	12.23%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	1,957,412	10.36%	Record
J.P. Morgan Chase Clearing Corporation 3 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245-0001	1,548,655	8.19%	Record
TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103-2226	1,214,583	6.43%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	1,132,924	5.99%	Record
Credit Suisse Securities (USA) LLC 11 Madison Avenue New York, NY 10010	1,100,939	5.83%	Record
Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110-1548	1,014,241	5.37%	Record

C-1

APPENDIX D - SHAREHOLDER INFORMATION FOR THE ACQUIRING FUNDS
Buying and Selling Fund Shares
Each Acquiring Fund (for purposes of this Appendix D, a “Fund” and together, the “Funds”) issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Fund Shares
The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with a Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by a Fund in effecting trades. In addition, the Funds and Exchange Traded Concepts, LLC (“ETC” or the “Adviser”) reserve the right to reject any purchase order at any time.
Determination of Net Asset Value
Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, each day the NYSE is open for business. Each NAV for a Fund is calculated by dividing the applicable Fund’s net assets by its Shares outstanding.
In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).
In calculating its NAV, the Funds generally value equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded. In addition, the Funds may invest in money market funds that are valued at their NAV per share.

Fair Value Pricing
The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Funds will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Adviser, including that such investment companies enter into an agreement with a Fund.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions
Each Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.
Each Fund intends to elect and to qualify each year for treatment as a regulated investment company (“RIC”). If a Fund meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange; and when you purchase or redeem Creation Units (institutional investors only).
Taxes on Distributions
Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by the Funds as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Funds that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.
Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.
If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Shares and result in a higher capital gain or lower capital loss when the Shares are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Shares will be treated as gain from the sale of the Shares.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.
Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
Taxes When Shares are Sold on the Exchange
Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the

Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.
Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. Such Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause such Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, such Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Foreign Investments by the Funds
Interest and other income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of a Fund’s assets consists of certain foreign stock or securities, each such Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by such Fund during that taxable year. This means that investors would be considered to have received as additional income their respective Shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If a Fund does not so elect, each such Fund will be entitled to claim a deduction for certain foreign taxes incurred by such Fund. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
DISTRIBUTION
The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per Share will be available, free of charge, on the Funds’ website at www.iseetfs.com following the Reorganization.
ADDITIONAL NOTICES
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the ability of the Funds to track the total return performance of their respective Index or the ability of the Indexes identified herein to track the performance of their constituent securities. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Indexes, nor in the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares.
The Exchange does not guarantee the accuracy and/or the completeness of the Indexes or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares, or any other person or entity from the use of the Indexes or the data included therein. The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Indexes or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser, the Index Provider, and the Funds make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The Index Provider is a licensor of certain trademarks, service marks and trade names of the Funds. The Index Provider has no obligation to take the needs of the Funds or the owners of Shares into consideration in determining, composing, or calculating the Index. The Index Provider is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of Shares to be issued or in the determination or calculation of the equation by which Shares are redeemable. The Funds and the Adviser do not guarantee the accuracy, completeness, or performance of the Index or the data included therein and shall have no liability in connection with the Index or Index calculation. The Index Calculation Agent maintains and calculates the Index used by the Funds. The Index Calculation Agent shall have no liability for any errors or omissions in calculating the Index.
OTHER SERVICE PROVIDERS
ESS, the Adviser, and Quasar Distributors, LLC (the “Distributor”), a subsidiary of Foreside Financial Group, LLC, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 111 East Kilbourn Avenue, Suite 1250, Milwaukee, Wisconsin 53202.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent, administrator, and index receipt agent.
Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds’ assets.
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004-2541, serves as legal counsel for ESS.
Cohen & Company, Ltd., located at 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Acquiring Funds.

Statement of Additional Information
April 21, 2021

For the Reorganization of

ETFMG Prime Cyber Security ETF a series of ETF Managers Trust 30 Maple Street, 2nd Floor, Summit, New Jersey 07901 (877) 756-7873	ETFMG Prime Mobile Payments ETF a series of ETF Managers Trust 30 Maple Street, 2nd Floor, Summit, New Jersey 07901 (877) 756-7873
into	into
ISE Cyber Security ETF a series of ETF Series Solutions 615 East Michigan Street, Milwaukee, Wisconsin 53202 (800) 617-0004	ISE Mobile Payments ETF a series of ETF Series Solutions 615 East Michigan Street, Milwaukee, Wisconsin 53202 (800) 617-0004

Acquisition of the Assets and Assumption of the Liabilities of: ETFMG Prime Cyber Security ETF, a series of ETF Managers Trust	Acquisition of the Assets and Assumption of the Liabilities of: ETFMG Prime Mobile Payments ETF, a series of ETF Managers Trust
By and in Exchange for Shares of: ISE Cyber Security ETF, a series of ETF Series Solutions	By and in Exchange for Shares of: ISE Mobile Payments ETF, a series of ETF Series Solutions
This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the ETFMG Prime Cyber Security ETF and the ETFMG Prime Mobile Payments ETF (together, the “Target Funds”), each a series of ETF Managers Trust, into the ISE Cyber Security ETF and the ISE Mobile Payments ETF (together, the “Acquiring Funds”), each a series of ETF Series Solutions.
In connection with the Reorganization, the Target Funds will transfer all of their assets to the Acquiring Funds in return for shares of the Acquiring Funds and the Acquiring Funds’ assumption of the Target Funds’ liabilities.
This SAI, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement and Prospectus dated April 21, 2021 (the “Proxy Statement”), relating to the Reorganization. To obtain a copy of the Proxy Statement, without charge, please write to the Target Funds at the address set forth above or call (833) 288-9334.
CONTENTS OF THE SAI
This SAI consists of the cover page and the information set forth below. The Acquiring Funds have not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Funds are not available. Copies of the Acquiring Funds’ annual and semi-annual reports, may be obtained when available, without charge, upon request by calling (800) 617-0004 or visiting www.iseetfs.com.
SAI-1

INFORMATION INCORPORATED BY REFERENCE
This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:
• the Statement of Additional Information of the Target Funds, dated January 31, 2021 , as amended and supplemented (File Nos. 333-182274 and 811-22310); and

• the Annual Report for the Target Funds for the fiscal year ended September 30, 2020
(File No. 811-22310).

PRO FORMA FINANCIAL STATEMENTS
Pro forma financial statements are not presented as the Target Funds are being combined with the Acquiring Funds, each a newly created series of ETF Series Solutions, which do not have any assets or liabilities.
GENERAL INFORMATION ABOUT THE TRUST
GENERAL DESCRIPTION OF THE TRUST AND THE FUND
ESS (for purposes of this SAI, the “Trust”) is an open-end management investment company consisting of multiple investment series. This SAI relates to the Acquiring Funds (for purposes of this SAI, the “Funds” and each, a “Fund”). The Trust was organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company, and the offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Exchange Traded Concepts, LLC (“ETC” or the “Adviser”) serves as investment adviser to the Funds. The investment objective of each Fund is to track the total return, before fees and expenses, of its underlying index (the “Index”).
The ISE Cyber Security ETF is the successor in interest to the ETFMG Prime Cyber Security ETF, a series of ETF Managers Group (the “Predecessor Cyber Security Fund”), which had a similar investment objective and similar strategies and policies as the Fund.
The ISE Mobile Payments ETF is the successor in interest to the ETFMG Prime Mobile Payments ETF, a series of ETF Managers Group (the “Predecessor Mobile Payments Fund”), which had a similar investment objective and similar strategies and policies as the Fund.
Each Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on The Nasdaq Stock Market, LLC (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of a Fund generally consists of 50,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
SAI-2

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS
Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.
With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
Non-Diversification
Each Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its total assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. The securities of a particular issuer may constitute a greater portion of the Index and, therefore, those securities may constitute a greater portion of a Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in the Index.
Although each Fund is non-diversified for purposes of the 1940 Act, the Funds intend to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their investment objectives. To qualify as a RIC under the Code, amongst other requirements, at the end of each quarter of a Fund’s taxable year, a Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. See “Federal Income Taxes” in this SAI for further discussion.
General Risks
The value of a Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in a Fund could lose money over short or long periods of time.
There can be no guarantee that a liquid market for the securities held by a Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Cyber Security Risk. Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting a Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact a Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are
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also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments in such portfolio companies to lose value.
Recent Events. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID‑19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
Description of Permitted Investments
The following are descriptions of the Funds’ permitted investments and investment practices and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with a Fund’s investment objective and permitted by the Fund’s stated investment policies. Each of the permitted investments described below applies to each Fund unless otherwise noted.
Borrowing. Although the Funds do not intend to borrow money, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its total assets. A Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the borrowing Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Depositary Receipts. To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.
The Funds will not invest in any unlisted Depositary Receipts or any Depositary Receipt that the Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored. However, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the Depositary Receipts. The use of a Depositary Receipt may increase tracking error relative to the applicable Index if the Index includes the foreign security instead of the Depositary Receipt.
Equity Securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of the Fund’s Shares to decline.
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An investment in the Funds should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, public health, or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
When-Issued Securities: A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.
Types of Equity Securities:
Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.
Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
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Real Estate Investment Trusts (“REITs”) — A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.
REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs); a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.
REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.
Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of such Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Smaller Companies — The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
Tracking Stocks — The Funds may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Exchange-Traded Funds (“ETFs”). The Funds may invest in shares of other investment companies (including ETFs). As the shareholder of another ETF, a Fund would bear, along with other shareholders, its pro rata portion of the other ETF’s expenses, including advisory fees. Such expenses are in addition to the expenses each Fund pays in connection with its own operations. A Fund’s investments in other ETFs may be limited by applicable law.
Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs also carry the risk that the price a Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other
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reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which a Fund may invest may be leveraged, which would increase the volatility of a Fund’s NAV.
Illiquid Investments. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments, as such term is defined by Rule 22e-4 of the 1940 Act. A Fund may not invest in illiquid investments if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The inability of a Fund to dispose of illiquid investments readily or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund that are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by a Fund on an ongoing basis. In the event that more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time.
Investment Company Securities. The Funds may invest in the securities of other investment companies, including ETFs and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes a Fund to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that such Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of such Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of such Fund) having an aggregate value in excess of 10% of the value of the total assets of the applicable Fund. To the extent allowed by law or regulation, the Funds may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.
If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of a Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.
The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on the Fund’s Shares is no greater than the limits set forth in Rule 2341 of the Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Additionally, the Funds may rely on exemptive relief issued by the SEC to other registered funds, including ETFs, to invest in such other funds in excess of the limits of Section 12(d)(1) if the Funds comply with the terms and conditions of such exemptive relief.
Money Market Instruments. The Funds may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Funds may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Funds; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Non-U.S. Securities. The Funds may invest in non-U.S. equity securities. Investments in non-U.S. equity securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the
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difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Since foreign exchanges may be open on days when the Funds do not price their Shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Funds more volatile and potentially less liquid than other types of investments.
Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Investments in Emerging Markets. Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.
Other Short-Term Instruments. The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A‑1” by S&P or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Repurchase Agreements. A Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the applicable Fund and is unrelated to the interest rate on the underlying instrument.
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In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
Securities Lending. Each Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of each Fund’s loans permit each Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the applicable Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Funds may pay fees to arrange for securities loans.
The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the applicable Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, a Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
U.S. Government Securities. A Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan
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Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008‑2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. On August 2, 2019, following passage by Congress, the President of the United States signed the Bipartisan Budget Act of 2019, which suspends the statutory debt limit through July 31, 2021. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.
INVESTMENT RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to the Funds without the approval of the holders of a majority of the Funds’ outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67 percent or more of the voting securities of the Funds present at the meeting if the holders of more than 50 percent of the Funds’ outstanding voting securities are present or represented by proxy; or (2) more than 50 percent of the outstanding voting securities of the Funds.
Except with the approval of a majority of the outstanding voting securities, each Fund may not:
1.Concentrate its investments (i.e., hold more than 25 percent of its total assets) in any industry or group of related industries, except that each Fund will concentrate to approximately the same extent that its Index concentrates in the stocks of such particular industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, registered investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
3.Make loans, except to the extent permitted under the 1940 Act.
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4.Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent a Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.
5.Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
6.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following non-fundamental restrictions, which may be changed without a shareholder vote.
1.Each Fund will not invest in illiquid investments if, as a result of such investment, more than 15% of its net assets would be invested in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
2.Under normal circumstances, the ISE Mobile Payments ETF invests at least 80% of its net assets (plus borrowings for investment purposes) in Mobile Payments Companies (as defined in the Proxy Statement).
3.Under normal circumstances, the ISE Cyber Security ETF invests at least 80% of its net assets (plus borrowings for investment purposes) in Cyber Security Companies (as defined in the Proxy Statement).
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.
EXCHANGE LISTING AND TRADING
Shares are listed for trading and trade throughout the day on the Exchange.
There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained, including compliance with Rule 6c-11(c) under the 1940 Act; (ii) if, following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of Shares of the Fund; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares of the Fund from listing and trading upon termination of the Fund.
The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.
MANAGEMENT OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.
The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. The Funds and their service providers employ a variety of processes, procedures and controls to identify such events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.
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The Board’s role in risk oversight begins before the inception of the Funds, at which time certain of the Funds’ service providers present the Board with information concerning the investment objectives, strategies, and risks of the Funds as well as proposed investment limitations for the Funds. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, and other service providers such as the Funds’ independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and each Fund’s investments, including, for example, portfolio holdings schedules.
The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of each Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Members of the Board. There are four members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Michael A. Castino serves as Chairman of the Board and is an interested person of the Trust, and Mr. Leonard M. Rush serves as the Trust’s Lead Independent Trustee. As Lead Independent Trustee, Mr. Rush acts as a spokesperson for the Independent Trustees in between meetings of the Board, serves as a liaison for the Independent Trustees with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees.
The Board is comprised of a super-majority (75 percent) of Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit
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Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	47	Independent Trustee, Managed Portfolio Series (33 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	47	Independent Trustee, Managed Portfolio Series (33 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	47	Independent Trustee, PPM Funds (3 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	47	None
Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of each Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Trust has concluded that Mr. Rush should serve as a Trustee because of his substantial industry experience, including serving in several different senior executive roles at various global financial services firms, and the experience he has gained as serving as trustee of another investment company trust since 2011. He most recently served as Managing Director and Chief Financial Officer of Robert
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W. Baird & Co. Incorporated and several other affiliated entities and served as the Treasurer for Baird Funds. He also served as the Chief Financial Officer for Fidelity Investments’ four broker-dealers and has substantial experience with mutual fund and investment advisory organizations and related businesses, including Vice President and Head of Compliance for Fidelity Investments, a Vice President at Credit Suisse First Boston, a Manager with Goldman Sachs, & Co. and a Senior Manager with Deloitte & Touche. Mr. Rush has been determined to qualify as an Audit Committee Financial Expert for the Trust.
The Trust has concluded that Mr. Massart should serve as a Trustee because of his substantial industry experience, including over two decades working with high net worth individuals, families, trusts, and retirement accounts to make strategic and tactical asset allocation decisions, evaluate and select investment managers, and manage complex client relationships, and the experience he has gained as serving as trustee of another investment company trust since 2011. He is currently the President and Chief Investment Strategist of the SEC registered investment advisory firm he co-founded. Previously, he served as Managing Director of Strong Private Client and as a Manager of Wells Fargo Investments, LLC.
The Trust has concluded that Ms. Olsen should serve as a Trustee because of her substantial industry experience, including over a decade serving as a senior executive of an investment management firm and a related public company, and the experience she has gained by serving as an executive officer of another investment company from 2001 to 2012. Ms. Olsen most recently served as Managing Director and General Counsel of Artisan Partners Limited Partnership, a registered investment adviser serving primarily investment companies and institutional investors, and several affiliated entities, including its general partner, Artisan Partners Asset Management Inc. (NYSE: APAM), and as an executive officer of Artisan Funds Inc.
The Trust has concluded that Mr. Castino should serve as Trustee because of the experience he gained as Chairman of the Trust since 2013, as a senior officer of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), since 2012, and in his past roles with investment management firms and indexing firms involved with ETFs, as well as his experience in and knowledge of the financial services industry.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.
Board Committees. The Board has established the following standing committees of the Board:
Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters. During the fiscal year ended September 30, 2020, the Audit Committee met four times.
The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).
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Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary. During the fiscal year ended September 30, 2020, the Nominating Committee met one time.
Valuation Committee. The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain officers of the Trust. Although the Valuation Committee is not a committee of the Board (i.e., no Trustee is a member of the Valuation Committee), the Valuation Committee’s membership is appointed by the Board and its charter and applicable procedures are approved by the Board. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as necessary.
Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Michael D. Barolsky Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Vice President, U.S. Bancorp Fund Services, LLC (2012–2019); Associate, Thompson Hine LLP (law firm) (2008–2012).
James R. Butz Born: 1982	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2015	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2015).
Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Officer, U.S. Bancorp Fund Services, LLC (since 2018; 2014-2017).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Indefinite term; since 2017	Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016–2020).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Isabella K. Zoller Born: 1994	Assistant Secretary	Indefinite term; since 2020	Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2019); Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2018–2019); Law Student (2016–2019).
Trustee Ownership of Shares. The Funds are required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares of each Fund and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.
As of the date of this SAI, no Trustee owned Shares or shares of any other series of the Trust within the same family of investment companies as the Funds.
Board Compensation. The Independent Trustees each receive an annual trustee fee of $152,750 for attendance at the four regularly scheduled quarterly meetings and one annual meeting, if necessary, and receive additional compensation for each additional meeting attended of $2,000, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with attendance at
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Board meetings. The Lead Independent Trustee receives an additional annual fee of $15,000. The Chairman of the Audit Committee receives an additional annual fee of $15,000. The Trust has no pension or retirement plan.
The following table shows the estimated compensation expected to be earned by each Trustee for the Funds’ fiscal year ending September 30, 2021. Independent Trustee fees are paid by the Adviser to each series of the Trust and not by the Funds. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From the Funds	Total Compensation From Fund Complex Paid to Trustees
Interested Trustee
Michael A. Castino	$0	$0
Independent Trustees
Leonard M. Rush, CPA	$0	$182,750
David A. Massart	$0	$152,750
Janet D. Olsen	$0	$152,750
PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of the date of this SAI, there were no outstanding Shares.
CODES OF ETHICS
The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by a Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.
PROXY VOTING POLICIES
The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”) and has engaged a third-party proxy solicitation firm to assist with voting proxies in a timely manner. A copy of the Proxy Voting Policies is set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of a Fund.
The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Funds and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.
When available, information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1‑800‑617‑0004 and (2) on the SEC’s website at www.sec.gov.
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INVESTMENT ADVISER
Exchange Traded Concepts, LLC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, serves as the investment adviser to the Funds. ETC is majority owned by Cottonwood ETF Holdings LLC, which is controlled by Richard R. Hogan. ETC has provided investment advisory services to individual and institutional accounts since 2009.
ETC arranges for sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services necessary for the Funds to operate. For services provided to each Fund, the applicable Fund pays the Adviser the following unitary management fee at an annual rate based on the Fund’s average daily net assets:

Name of Fund	Management Fee
ISE Cyber Security ETF	0.59%
ISE Mobile Payments ETF	0.73%
Under the Investment Advisory Agreement, ETC has agreed to pay all expenses of the Funds except for the fee paid to ETC pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act ETC. ETC shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
The Fund is new and has not paid management fees to the Adviser as of the date of this SAI.
PORTFOLIO MANAGERS
Andrew Serowik and Travis Trampe serve as the Funds’ portfolio managers (the “Portfolio Managers”). This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
Portfolio Manager Compensation. Mr. Serowik’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Adviser. Mr. Trampe’s portfolio management compensation also includes a salary and discretionary bonus based upon the profitability of the Adviser. Neither Mr. Serowik’s nor Mr. Trampe’s compensation is directly related to the performance of the underlying assets.
Fund Shares Owned by the Portfolio Managers. The Funds are required to show the dollar range of the Portfolio Manager’s “beneficial ownership” of Shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of the date of this SAI, the Portfolio Managers did not beneficially own shares of the Funds.
Other Accounts Managed by the Portfolio Managers. In addition to the Funds, the Portfolio Managers are responsible for the day-to-day management of certain other accounts as of February 28, 2021, as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Andrew Serowik	35	$3,028.3	1	$19.8	0	$0
Travis Trampe	35	$3,028.3	1	$19.8	0	$0
* None of the accounts managed by the Portfolio Managers are subject to performance based advisory fees.
Conflicts of Interest
The Portfolio Managers’ management of “other accounts” is not expected to give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could
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include a Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds he manages. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.
THE DISTRIBUTOR
The Trust, the Adviser, and Quasar Distributors, LLC (the “Distributor”), a subsidiary of Foreside Financial Group, LLC, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to a Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by a Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of a Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.
Such compensation may be paid to Intermediaries that provide services to a Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.
If you have any additional questions, please call 1-800-617-0004.
Distribution and Service Plan. The Trust has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12)
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month period from the date of this SAI. Rule 12b-1 fees to be paid by a Fund under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares of a Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that each Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the FINRA rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of a Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Participant Agreements (as defined below), for performing shareholder servicing on behalf of a Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of a Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of a Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.
THE ADMINISTRATOR, CUSTODIAN, AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent, administrator, and index receipt agent.
Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Fund Services, Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds’ assets. The custodian holds and administers the assets in each Fund’s portfolio. Pursuant to the Custody Agreement, the custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses.
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SECURITIES LENDING
U.S. Bank (the “Securities Lending Agent”) also serves as securities lending agent to the Funds. The Securities Lending Agent is responsible for the implementation and administration of the Funds’ securities lending program pursuant to an agreement between the Trust, on behalf of the Funds, and the Securities Lending Agent (the “Securities Lending Agreement”). The Securities Lending Agent acts as agent to the Funds to lend available securities with any person on its list of borrowers approved by the Board and (i) determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower; (ii) ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the Funds’ relevant account on the date such amounts are delivered by the borrower to the Securities Lending Agent; (iii) receives and holds, on the Funds’ behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (iv) marks loaned securities and collateral to their market value each business day based upon the market value of the loaned securities and collateral at the close of business employing the most recently available pricing information and receives and delivers collateral to maintain the value of the collateral at no less than 100% of the market value of the loaned securities; (v) at the termination of a loan, returns the collateral to the borrower upon the return of the loaned securities to the Securities Lending Agent; (vi) invests cash collateral in accordance with the Securities Lending Agreement; and (viii) maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds a monthly statement describing the loans outstanding, including an accounting of all securities lending transactions.
The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by the Predecessor Funds during the most recent fiscal year are set forth in the following table.

Predecessor Cyber Security Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$4,197,156
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$427,650
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$62,324
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$1,996,589
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$2,486,563
Net Income from securities lending activities	$1,710,594

Predecessor Mobile Payments Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$1,840,304
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$163,351
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$28,206
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$987,336
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$-1,178,892
Net Income from securities lending activities	$661,412
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004-2541, serves as legal counsel for the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., located at 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds.
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day a Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of funds and Shares. Each Share represents an equal proportionate interest in the applicable Fund with each other Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the applicable Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of Shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s Shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for a Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek
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the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include such Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “—Redemption Transaction Fee”, each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders , e.g., for creation orders that facilitate the rebalance of the applicable Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.
The Adviser may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.
The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.
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A Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation. The Funds are new and had not paid any brokerage commissions as of the date of this SAI.
Directed Brokerage. The Funds are new and had not direct brokerage transactions to a broker because of research services provided as of the date of this SAI.
Brokerage or Agency Transactions with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. The Funds are new and had not pay brokerage commissions to any registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor as of the date of this SAI.
Securities of “Regular Broker-Dealers.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of a Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares. The Funds are new and did not hold any securities of “regular broker dealers” as of the date of this SAI.
PORTFOLIO TURNOVER RATE
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
Because the Funds are newly organized, no portfolio turnover data is available. For the fiscal year ended September 30, 2020, the Predecessor Cyber Security Fund’s portfolio turnover rate was 33% of the average value of its portfolio. For the fiscal year ended September 30, 2020, the Predecessor Mobile Payment Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.
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Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the applicable Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS
The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.
Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in each Fund’s Index and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the applicable Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
Each Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day)
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for the applicable Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the applicable Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of each Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of each Fund’s Index.
The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of Index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the Fund or resulting from certain corporate actions.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Funds for orders to purchase Creation Units on the same Business Day is 4:00 p.m. Eastern Time. In addition, orders to purchase Creation Units on the next Business Day may be submitted as a “Future Dated Trade” between 4:30 p.m. Eastern Time and 5:30 p.m. Eastern Time on the prior Business Day. Such times may be modified by the Funds from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time or such earlier time as may be designated by the Funds and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.” Future Dated Trades to purchase or redeem Creation Units will have an Order Placement Date of the Business Day following the day on which such an order is submitted.
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the applicable Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
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Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. However, the Funds reserve the right to settle Creation Unit transactions on a basis other than the second Business Day following the day on which the purchase order is deemed received by the Distributor to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.
Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the
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brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the applicable Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the applicable Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.
Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. Each Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the applicable Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Name of Fund	Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
ISE Cyber Security ETF	$750	2%
ISE Mobile Payments ETF	$300	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for
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Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the applicable Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Name of Fund	Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
ISE Cyber Security ETF	$750	2%
ISE Mobile Payments ETF	$300	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units of the Funds on any Business Day must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. In addition, orders to redeem Creation Units on the next Business Day may be submitted as a “Future Dated Trade” between 4:30 p.m. Eastern Time and 5:30 p.m. Eastern Time on the prior Business Day. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or
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caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.
However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds with respect to the Funds may take longer than two Business Days after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholders will be required to receive its redemption proceeds in cash.
In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the applicable Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Funds may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares of the applicable Fund, or to purchase or sell Shares of the applicable Fund on the Exchange, on days when the NAV of the applicable Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the
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applicable Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NAV
NAV per Share for a Fund is computed by dividing the value of the net assets of the applicable Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating each Fund’s NAV per Share, the Funds’ investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Funds may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to improve index tracking for the Fund or for the Fund to comply with the distribution requirements of the Code to preserve a Fund’s eligibility for treatment as a RIC, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
Each Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the applicable Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the applicable Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following is only a summary of certain U.S. federal income tax considerations generally affecting a Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions,
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may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.
Taxation of the Funds. Each Fund has elected and intends to continue to qualify each year to be treated as a separate RIC under the Code. As such, the Funds should not be subject to federal income taxes on their net investment income and capital gains, if any, to the extent that they timely distribute such income and capital gains to their shareholders. To qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the applicable Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the applicable Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the fund level rather than at the Trust level.
If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the applicable Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the applicable Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the applicable Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the applicable Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net
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short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the applicable Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code. As of September 30, 2020, the Funds had the following accumulated capital loss carryforwards, which do not expire:

Name of Fund	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
ISE Cyber Security ETF	$86,782,369	$111,109,228
ISE Mobile Payments ETF	$21,125,249	$24,081,540
A Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.
If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Taxation of Shareholders – Distributions. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.
Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.
Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.
Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an ETF, an underlying fund taxable as a RIC, or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund, or REIT, however, dividends received by a Fund from a REIT are generally not treated as qualified dividend income. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.
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Fund dividends will not be treated as qualified dividend income if a Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.
In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.
Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.
To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders
If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.
Taxation of Shareholders – Sale of Shares. A sale, redemption, or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through
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whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of a Fund may limit the tax efficiency of such Fund. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
The Trust, on behalf of the Funds, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Taxation of Fund Investments. Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. A Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.
Foreign Investments. Dividends and interest received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Each Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or
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to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by a Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.
Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF or underlying fund which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of such Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.
If a Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Each Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. To make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. To distribute this income and avoid a tax at the fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Amounts included in income each year by a Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Requirement (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.
Backup Withholding. Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
Non-U.S. Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
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Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, each Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Other Issues. In those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.
FINANCIAL STATEMENTS
The Annual Report for the Predecessor Funds for the fiscal year ended September 30, 2020 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. You may request a copy of the Predecessor Funds’ Annual Report at no charge by calling 1-800-617-0004 or through the Funds’ website at www.iseetfs.com.

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APPENDIX A
EXCHANGE TRADED CONCEPTS, LLC
PROXY VOTING POLICY AND PROCEDURES
Exchange Traded Concepts (“Exchange Traded Concepts”) recognizes its obligation to vote proxies for investments held by clients over which it exercises discretionary voting authority in the clients’ best interest. Accordingly, Exchange Traded Concepts will vote all proxies and act on all other corporate actions in a timely manner in accordance with these proxy voting policies and procedures (the “Proxy Voting Policies”).
Exchange Traded Concepts acts as fiduciary in relation to the portfolios of ETF Series Solutions (each, a “Fund” and together, the “Funds”) and any other clients that it may manage in the future and the assets entrusted by such clients to Exchange Traded Concepts for their management. Except where the client has expressly, in writing, reserved to itself or another party the duty to vote proxies, or where a sub-adviser votes proxies on behalf of a Fund, it is Exchange Traded Concepts’ duty as a fiduciary to vote all proxies relating to such shares.
In order to carry out its responsibilities in regard to voting proxies, Exchange Traded Concepts must track all shareholder meetings convened by companies whose shares are held in Exchange Traded Concepts’ client accounts, including the Funds, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.
Pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (“Advisers Act”), Exchange Traded Concepts: (a) has adopted and implemented these Proxy Voting Policies that are reasonably designed to ensure that Exchange Traded Concepts votes client securities in the best interests of its clients (which includes how Exchange Traded Concepts addresses material conflicts of interests); (b) will disclose to clients how they may obtain information on how Exchange Traded concepts voted their proxies; (c) will describe to clients its Proxy Voting Policies and, upon their request, furnish a copy to its clients; and (d) will maintain certain records relating to the proxy voting activities when an adviser does have proxy voting authority.
Exchange Traded Concepts shall utilize the formal proxy guidelines (set forth below) to appropriately assess each proxy issue. Generally, Exchange Traded Concepts seeks to vote proxies in the best interests of its clients, including the Funds. In the ordinary course, this entails voting proxies in a way which Exchange Traded Concepts believes will maximize the monetary value of each portfolio’s holdings. Exchange Traded Concepts’ Management Committee, which oversees proxy voting, will address any unusual or undefined voting issues that may arise during the year.
In addition, Exchange Traded Concepts may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to Exchange Traded Concepts’ established guidelines. When Exchange Traded Concepts deems it in the best interest of clients, they may permit a sub-adviser to a Fund the authority to cast proxy votes either in accordance with Exchange Traded Concepts’ established guidelines or in accordance with the proxy voting policies submitted by that firm to and approved by the Board of Trustees of ETF Series Solutions. The Proxy Firm or sub-adviser will promptly notify Exchange Traded Concepts of any proxy issues that do not fall under the guidelines set forth below. Exchange Traded Concepts does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.
Generally, Exchange Traded Concepts views that proxy proposals can be grouped into six broad categories as follows:
I.Election of Board of Directors
■    Exchange Traded Concepts will generally vote in support of management’s nominees for the board of directors; however, Exchange Traded Concepts may choose not to support management’s proposed board if circumstances warrant such consideration.
II.Appointment of Independent Auditors
■    Exchange Traded Concepts will support the recommendation of the respective corporation’s board of directors.
III.Issues of Corporate Structure and Shareholder Rights
■    Proposals may originate from either management or shareholders, and among other things, may request revisions to the corporate bylaws that will affect shareholder ownership rights. Exchange Traded Concepts does not generally support obstacles erected by corporations to prevent mergers or takeovers with the view that such actions may depress the corporation’s marketplace value.
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■    Exchange Traded Concepts supports the following types of corporate structure and shareholder rights proposals:
◦Management proposals for approval of stock repurchase programs, stock splits (including reverse splits)
◦Authorization to increase shares outstanding
◦The ability of shareholders to vote on shareholder rights plans (poison pills)
◦Shareholder rights to eliminate or remove super majority provisions
◦Shareholder rights to call special meetings and to act by written consent
■    Exchange Traded Concepts votes against management on the following items which have potentially substantial financial or best interest impact:
◦Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders which are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
◦Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
◦Elimination of shareholders’ right to call special meetings
◦Establishment of classified boards of directors
◦Reincorporation in a state which has more stringent anti-takeover and related provisions
◦Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
◦Excessive compensation
◦Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
◦Adjournment of meeting to solicit additional votes
◦“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy
◦Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees
IV.Mergers and Acquisitions
Exchange Traded Concepts evaluates mergers and acquisitions on a case-by-case basis. Exchange Traded Concepts uses its discretion in order to maximize shareholder value. Exchange Traded Concepts generally votes:
■    Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
■    For offers that concur with index calculators’ treatment and the ability to meet the clients’ return objectives for passive funds
■    For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value
V.Executive and Director Equity-Based Compensation
■    Exchange Traded Concepts is generally in favor of properly constructed equity-based compensation arrangements. Exchange Traded Concepts will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive.
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However, Exchange Traded Concepts may oppose management proposals that could potentially significantly dilute shareholders’ ownership interests in the corporation.
VI.Corporate Social and Policy Issues
■    Proposals usually originate from shareholders and may require a revision of certain business practices and policies.
Exchange Traded Concepts is of the view that typical business matters that directly or indirectly affect corporate profitability are primarily the responsibility of management. Exchange Traded Concepts believes it is inappropriate to use client assets to address socio-political issues. Therefore, social and policy issues reflected in shareholder proposals should be subject to the approval of the corporation’s board of directors.
Conflicts
From time to time, Exchange Traded Concepts will review a proxy which presents a potential material conflict. As a fiduciary to its clients, Exchange Traded Concepts takes these potential conflicts very seriously. Exchange Traded Concepts’ duty is to ensure that proxy votes are cast in the clients’, including the Funds’, best interests and are not affected by Exchange Traded Concepts’ potential conflict. If a potential conflict of interest exists, and the matter falls clearly within one of the proposals enumerated above, Exchange Traded Concepts will vote proxies in accordance with the pre-determined guidelines set forth in these Proxy Voting Policies.
In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that Exchange Traded Concepts believes more active involvement is necessary, Exchange Traded Concepts may employ the services of a Proxy Firm, wholly independent of Exchange Traded Concepts, to determine the appropriate vote.
In certain situations, Exchange Traded Concepts’ Management Committee may determine that the employment of a Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the Management Committee shall decide how to vote the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Exchange Traded Concepts’ clients, shall be formalized in writing. Which action is appropriate in any given scenario would be the decision of the Management Committee in carrying out its duty to ensure that the proxies are voted in the clients’ best interests.

SAI-A-3

OTHER INFORMATION
Item 15.    Indemnification:
The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 16.    Exhibits:

(1)	(a)
Certificate of Trust dated February 9, 2012 of ETF Series Solutions (the “Trust” or the “Registrant”) is incorporated herein by reference to Exhibit (a)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on February 17, 2012.

(b)
Registrant’s Agreement and Declaration of Trust dated February 17, 2012 is incorporated herein by reference to Exhibit (a)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on February 17, 2012.

(2)
Registrant’s Amended and Restated Bylaws dated August 18, 2014, are incorporated herein by reference to Exhibit (b) to the Registrant’s Registration Statement on Form N-1A, as filed on September 8, 2014.

(3)		Not applicable.
(4)		Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement on N-14.
(5)		Not applicable.
(6)	(a)
Investment Advisory Agreement between the Trust and Exchange Traded Concepts, LLC dated December 23, 2014 is incorporated herein by reference to Exhibit (d)(i)(A) to the Registrant’s Registration Statement on Form N-1A, as filed on July 6, 2015.

(b)
Amended Schedule A to the Investment Advisory Agreement between the Trust and Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (d)(i)(C) to the Registrant’s Registration Statement on Form N-1A, as filed on December 23, 2020.

(7)	(a)
Distribution Agreement with Quasar Distributors, LLC dated July 20, 2020 is incorporated herein by reference to Exhibit (16)(7)(A) to the Registrant’s Registration Statement on Form N-14, as filed on July 23, 2020.

Part C - 1

(b)
Form of Authorized Participant Agreement for Quasar Distributors, LLC is incorporated herein by reference to Exhibit (e)(iii) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

(8)		Not applicable.
(9)	(a)
Custody Agreement between the Trust and U.S. Bank National Association dated May 16, 2012 is incorporated herein by reference to Exhibit (g) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

	(b)	Form of Exhibit to Custody Agreement is incorporated herein by reference to Exhibit (16)(9)(B) to the Registrant’s Registration Statement on Form N-14, as filed July 23, 2020.
(10)	(a)	Rule 12b-1 Plan is incorporated herein by reference to Exhibit (m) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.
	(b)	Amended Schedule A to Rule 12b-1 Plan dated July 15, 2020 is incorporated herein by reference to Exhibit (16)(10)(B) to the Registrant’s Registration Statement on Form-14, as filed on July 23, 2020.
(11)
Opinion and Consent of Morgan, Lewis & Bockius LLP, regarding the legality of securities being issued is incorporated herein by reference to Exhibit (16)(11) to the Registrant’s Registration Statement on Form N-14, as filed July 23, 2020.

(12)
Form of Opinion and Consent of Morgan, Lewis & Bockius LLP, supporting the tax matters and consequences of securities being issued, is incorporated herein by reference to Exhibit (16)(12) to the Registrant’s Registration Statement on Form N-14, as filed July 23, 2020.

(13)	(a)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated May 16, 2012 is incorporated herein by reference to Exhibit (h)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

(b)
Form of Exhibit to the Fund Administration Servicing Agreement is incorporated herein by reference to Exhibit (16)(13)(B) to the Registrant’s Registration Statement on Form N-14, as filed July 23, 2020.

(c)
Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated May 16, 2012 is incorporated herein by reference to Exhibit (h)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

	(d)	Form of Exhibit to Fund Accounting Servicing Agreement is incorporated herein by reference to Exhibit (16)(13)(D) to the Registrant’s Registration Statement on Form N-14, as filed on July 23, 2020.
(e)
Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated May 16, 2012 is incorporated herein by reference to Exhibit (d)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

	(f)	Form of Exhibit to Transfer Agent Agreement is incorporated herein by reference to Exhibit (16)(13)(F) to the Registrant’s Registration Statement on Form N-14, as filed on July 23, 2020.
(14)	(a)	Consent of WithumSmith+Brown, PC – Filed Herewith.
	(b)	Consent of Cohen & Company, Ltd. – Filed Herewith.
(15)		Not Applicable.
(16)	(a)	Powers of Attorney dated January 29, 2020 are incorporated herein by reference to Exhibit (h)(iv)(A) to the Registrant’s Registration Statement on Form N-1A, as filed on February 7, 2020.
	(b)	Powers of Attorney dated July 18, 2018 are incorporated herein by reference to Exhibit (h)(iv)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on August 3, 2018.
(17)	(a)	Code of Ethics for the Trust is incorporated herein by reference to Exhibit (p)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on March 15, 2018.
(b)
Code of Ethics for Exchange Traded Concepts, LLC dated May 2020 is incorporated herein by reference to Exhibit (p)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on June 24, 2020.

Part C - 2

Item 17.    Undertakings:
(1)The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3)The Registrant agrees to file by PEA the opinion and consent of counsel regarding the tax consequences at the proposed Reorganization required by item 16(12) of Form N-14 upon the closing of the Reorganization.
Part C - 3

SIGNATURES
As required by the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment (this “Amendment”) to its Registration Statement on Form N-14 under rule 485(b) under the Securities Act and has duly caused this Amendment to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on April 21, 2021.

ETF Series Solutions

By:	/s/ Michael D. Barolsky
Name:	Michael D. Barolsky
Title:	Vice President and Secretary

Pursuant to the requirements of the 1933 Act, this Amendment has been signed as of April 21, 2021 by the following persons in the capacities indicated.

Signature	Title

*David A. Massart	Trustee
David A. Massart

*Janet D. Olsen	Trustee
Janet D. Olsen

*Leonard M. Rush	Trustee
Leonard M. Rush

*Michael A. Castino	Trustee
Michael A. Castino

*Kristina R. Nelson	President
Kristina R. Nelson

*Kristen M. Weitzel	Treasurer
Kristen M. Weitzel

*By: /s/ Michael D. Barolsky Michael D. Barolsky, Attorney-in-Fact pursuant to Powers of Attorney

Part C - 4

[LOGO]    PROXY CARD
    SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! [Shareholder registration printed here]
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website listed on your proxy card using your proxy control number found below
3. By PHONE when you dial toll-free (833) 288-9334 to reach an automated touchtone voting line
CONTROL NUMBER > [12345678910]

ETFMG Prime Cyber Security ETF

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE RECONVENED ON May 28, 2021

The undersigned hereby appoints each of Samuel Masucci III, John Flanagan, Matthew Bromberg, and Reshma Amin, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the reconvened Special Meeting of Shareholders of the Fund to be held 11:00 a.m. Eastern time, on May 28, 2021 at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (833) 288-9334 . Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 28, 2021 . The proxy statement for this meeting is available at: https://etfmg.com/ .

ETFMG Prime Cyber Security ETF
    PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

________________________________________________________SIGNATURE (AND TITLE IF APPLICABLE) ________________________________________________________DATE
________________________________________________________SIGNATURE (IF HELD JOINTLY) ________________________________________________________ DATE

This proxy is solicited on behalf of the Board of Trustees of ETF Managers Trust (the “Trust”), and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve the Agreement and Plan of Reorganization approved by the Board of Trustees of ETF Managers Trust, which provides for the reorganization of the ETFMG Prime Cyber Security ETF into the ISE Cyber Security ETF, a newly created series of ETF Series Solutions.	○	○	○
THANK YOU FOR VOTING

[LOGO]    PROXY CARD
    SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! [Shareholder registration printed here]
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website listed on your proxy card using your proxy control number found below
3. By PHONE when you dial toll-free (833) 288-9334 to reach an automated touchtone voting line
CONTROL NUMBER > [12345678910]

ETFMG Prime Mobile Payments ETF

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE RECONVENED ON May 28, 2021

The undersigned hereby appoints each of Samuel Masucci III, John Flanagan, Matthew Bromberg, and Reshma Amin, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the reconvened Special Meeting of Shareholders of the Fund to be held 11:00 a.m. Eastern time, on May 28, 2021 at the principal executive offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (833) 288-9334 . Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 28, 2021 . The proxy statement for this meeting is available at: https://etfmg.com/ .

ETFMG Prime Mobile Payments ETF
    PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

________________________________________________________SIGNATURE (AND TITLE IF APPLICABLE) ________________________________________________________DATE
________________________________________________________SIGNATURE (IF HELD JOINTLY) ________________________________________________________ DATE

This proxy is solicited on behalf of the Board of Trustees of ETF Managers Trust (the “Trust”), and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve the Agreement and Plan of Reorganization approved by the Board of Trustees of ETF Managers Trust, which provides for the reorganization of the ETFMG Prime Mobile Payments ETF into the ISE Mobile Payments ETF, a newly created series of ETF Series Solutions.	○	○	○
THANK YOU FOR VOTING